                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                               QUIDEL CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               QUIDEL CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JULY 30, 1996

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Quidel Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, July 30, 1996 at 10:00 a.m., at the offices of the Company located at 10165 McKellar Court, San Diego, California 92121, for the following purposes:

          1. To elect directors to serve for the ensuing year and until their successors are elected.

          2. To consider and vote upon a proposal to approve an amendment to the Company's 1983 Employee Stock Purchase Plan to increase by 100,000 shares (subject to antidilution adjustments specified in the plan) the total number of shares of the Company's Common Stock reserved for issuance under the plan.

          3. To consider and vote upon a proposal to approve an amendment to the Company's 1990 Employee Stock Option Plan to increase by 750,000 shares (subject to antidilution adjustments specified in the plan) the total number of shares of the Company's Common Stock reserved for issuance under the plan, and to specify the material terms of the performance goals under which awards may be granted under the plan in compliance with Section 162(m) of the Internal Revenue Code.

          4. To consider and vote upon a proposal to approve the adoption of the Quidel Corporation 1996 Non-Employee Directors Stock Option Plan, under which eligible directors of the Company will receive a one-time grant of an option to purchase up to 40,000 shares of the Company's Common Stock. The plan will authorize and reserve for issuance 400,000 shares of the Company's Common Stock (subject to antidilution adjustments specified in the plan) for issuance under the plan.

          5. To ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending March 31, 1997.

          6. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only stockholders of record at the close of business on June 7, 1996 are entitled to receive notice of and to vote at the meeting and any adjournment thereof.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND WISH TO DO SO, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                          By Order of the Board of Directors,

                                          /s/ Steven C. Burke
                                          Steven C. Burke, Secretary

San Diego, California
June 28, 1996

                               QUIDEL CORPORATION
                              10165 MCKELLAR COURT
                          SAN DIEGO, CALIFORNIA 92121

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 30, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Quidel Corporation, a Delaware corporation (the "Company"), for use at the Company's 1996 Annual Meeting of Stockholders to be held on July 30, 1996 (the "Meeting") and at any and all adjournments and postponements of the Meeting. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about June 28, 1996.

     The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy and the solicitation of proxies will be paid by the Company. Proxies may be solicited in person or by telephone or facsimile by personnel of the Company who will not receive any additional compensation for such solicitations. The Company will pay brokers or other persons holding stock in their name or the names of their nominees for the expenses of forwarding soliciting material to their principals.

                                     VOTING

     The close of business on June 7, 1996 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. On the Record Date, there were outstanding 21,579,347 shares of the Company's voting common stock (the "Common Stock"). Each share of Common Stock is entitled to one vote on any matter that may be presented for consideration and action by the stockholders at the Meeting. The holders of a majority of the outstanding shares of Common Stock on the Record Date and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournments and postponements thereof. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     Each proxy will be voted FOR (i) the nominees for election as directors named herein, (ii) approval of the proposed amendment to the Company's 1983 Employee Stock Purchase Plan to increase by 100,000 shares the total number of shares reserved for issuance thereunder, (iii) approval of the proposed amendment to the Company's 1990 Employee Stock Option Plan to increase by 750,000 shares the total number of shares reserved for issuance thereunder and to specify the material terms of the performance goals under which awards may be granted under the plan in compliance with Section 162(m) of the Internal Revenue Code, (iv) approval of the proposed adoption of the Quidel Corporation 1996 Non-Employee Directors Stock Option Plan, and (v) ratification of the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1997, unless the stockholder otherwise directs in his or her proxy. The nine nominees for director receiving the highest number of votes at the Meeting will be elected. Where the stockholder has appropriately directed how the proxy is to be voted, it will be voted according to the stockholder's directions. Any stockholder has the power to revoke his or her proxy at any time before it is voted at the Meeting by submitting a written notice of revocation to the Secretary of the Company or by filing a duly executed proxy bearing a later date. The proxy will not be voted if the stockholder who executed it is present at the Meeting and elects to vote the shares represented thereby in person.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of the Record Date with respect to those known by the Company to be the beneficial owners of more than five percent (5%) of the Company's Common Stock, and certain additional information. On the Record Date, there were 21,579,347 shares of Common Stock outstanding.

                                                                      SHARES BENEFICIALLY
                                                                            OWNED(1)
                                                                    ------------------------
                 NAME AND ADDRESS OF BENEFICIAL OWNER                NUMBER       PERCENT(2)
    --------------------------------------------------------------  ---------     ----------
    Morgan Investment Corporation(3)..............................  2,000,000        8.86%
      902 Market Street
      Wilmington, DE 19801
    Larry N. Feinberg(4)..........................................  1,672,300        7.75%
      712 Fifth Avenue, 45th Floor
      New York, NY 10019
    John Hancock Capital Growth Funds IIB & III L.P.(5)...........  1,152,274        5.34%
      1140 Taylor Street
      San Francisco, CA 91408

- ---------------
(1) Represents sole voting and investment power unless otherwise indicated.

(2) The percentage ownership for each stockholder is calculated by assuming the exercise or conversion of all warrants, rights and convertible securities held by such holder and the nonexercise and nonconversion of all other outstanding warrants, rights and convertible securities.

(3) Includes 1,000,000 shares of Common Stock issuable upon exercise of presently exercisable warrants.

(4) Includes 1,562,300 shares of Common Stock held by Mr. Feinberg individually and by Oracle Partners, L.P. and Oracle Institutional Partners, L.P. (the "Partnerships"). Mr. Feinberg is the President and sole shareholder of Oracle Management Inc., an entity which has investment discretion over the shares held by the Partnerships. Mr. Feinberg is also the managing general partner of each of the Partnerships. Also includes 110,000 shares of Common Stock owned by Mr. Jack W. Schuler. Messrs. Feinberg and Schuler have entered into a voting agreement pursuant to which they have agreed to vote as a group at all Company stockholder meetings all shares of Common Stock beneficially owned by each of them.

(5) Includes 86,891 and 1,065,383 shares of Common Stock owned by John Hancock Capital Growth Fund IIB L.P. and John Hancock Capital Growth Fund III L.P., respectively (such funds are collectively referred to herein as the "Hancock Funds"). John Hancock Capital Growth Management, Inc. is the general partner of the general partner of each of the Hancock Funds, and therefore, each of the Hancock Funds may be deemed to beneficially own the shares owned by the other. Each of the Hancock Funds disclaims such beneficial ownership.

     All information with respect to beneficial ownership of the shares referred to above and under "Security Ownership of Management" below is based on filings made by the respective beneficial owners with the Securities and Exchange Commission (the "Commission") or information provided to the Company by such beneficial owners.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of the Record Date by each of the present directors and nominees for director of the Company, each executive officer of the Company named in the Summary Compensation Table herein and by all directors and executive officers of the Company as a group:

                                                                       SHARES BENEFICIALLY
                                                                             OWNED(1)
                                                                      ----------------------
                  NAME AND ADDRESS OF BENEFICIAL OWNER                NUMBER      PERCENT(2)
    ----------------------------------------------------------------  -------     ----------
    DIRECTORS
    Thomas A. Glaze(3)..............................................  243,940        1.13%
    John D. Diekman, Ph.D.(4).......................................   88,427           *
    Richard C.E. Morgan(5)..........................................  847,747        3.92%
    Mary Lake Polan, M.D., Ph.D.(6).................................   20,125           *
    Faye Wattleton(7)...............................................    7,000           *
    Roger F. Greaves(8).............................................    2,500           *
    Rockell N. Hankin(9)............................................    7,500           *
    Margaret G. McGlynn, R.Ph.......................................        0           *
    NAMED EXECUTIVE OFFICERS
    Steven T. Frankel(10)**.........................................  124,839           *
    David C. McCaslin(11)...........................................  136,926           *
    Jeanne Kettlewell Russell.......................................    1,415           *
    Lauren G. Otsuki(12)............................................   74,135           *
    Steven C. Burke(13).............................................  100,057           *
    All directors and executive officers as a group (18
      persons)(14)..................................................  1,781,370      8.04%

- ---------------
  * Less than one percent.

 ** Also serves as a Director.

 (l) Except for voting powers held jointly with a person's spouse, represents sole voting and investment power unless otherwise indicated.

 (2) The percentage ownership for each stockholder is calculated by assuming the exercise or conversion of all warrants, options exercisable within 60 days of the Record Date and convertible securities held by such holder, and the nonexercise and nonconversion of all other outstanding warrants, options and convertible securities.

 (3) Includes 16,000 shares of Common Stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

 (4) Includes 83,000 shares of Common Stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

 (5) Includes 824,747 outstanding shares of Common Stock held by Wolfensohn Associates L.P. Mr. Morgan may be deemed to have voting and investment power as to all of the shares held by Wolfensohn Associates L.P. because of his position as general partner of the sole general partner of Wolfensohn Associates L.P. Mr. Morgan disclaims beneficial ownership as to all such shares. Also includes 20,000 shares of Common Stock issuable to Mr. Morgan upon exercise of options that are exercisable on or within 60 days after the Record Date.

 (6) Includes 20,125 shares of Common Stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

 (7) Includes 7,000 shares of Common Stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

 (8) Includes 2,500 shares of Common Stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

 (9) Includes 2,500 shares of Common Stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(10) Includes 100,000 shares of Common Stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(11) Includes 95,808 shares of Common Stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(12) Includes 58,089 shares of Common Stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(13) Includes 57,812 shares of Common Stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(14) Includes 570,769 shares of Common Stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

                             ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

     The Company's directors are to be elected at each annual meeting of stockholders. At the Meeting, nine directors, which will make up the entire authorized membership of the Board of Directors, will be elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The nominees receiving the greatest number of votes at the Meeting up to the number of authorized directors will be elected.

     The nominees for election as directors at the Meeting set forth in the table below are all incumbent directors, with the exception of Margaret G. McGlynn, R.Ph. The Board of Directors presently intends to appoint Richard C.E. Morgan to continue as the Chairman of the Board provided that he is reelected. Each of the nominees has consented to serve as a director if elected. Unless authority to vote for any director nominee is withheld in a proxy, it is intended that each proxy will be voted FOR such nominee. In the event that any of the nominees for director should before the Meeting become unable to serve if elected, it is intended that shares represented by proxies that are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. To the best of the Company's knowledge, all nominees will be available to serve.

                                                                                         DIRECTOR
       NAME OF NOMINEE          AGE                  PRINCIPAL OCCUPATION                 SINCE
- ------------------------------  ---    ------------------------------------------------  --------
Steven T. Frankel               53     President and Chief Executive Officer of the        1992
                                       Company
Thomas A. Glaze                 49     President and Chief Executive Officer of            1979
                                       Metabolex, Inc.
John D. Diekman, Ph.D.          53     Chairman and Chief Executive Officer of             1988
                                       Affymetrix Inc.
Richard C. E. Morgan            51     General Partner, Wolfensohn Partners L.P.           1991
Mary Lake Polan, M.D., Ph.D.    52     Chairman, Department of Gynecology and              1993
                                       Obstetrics, Stanford University School of
                                       Medicine
Faye Wattleton                  52     Author and Consultant                               1994
Roger F. Greaves                58     Retired President and Chief Executive Officer of    1995
                                       Health Systems International
Rockell N. Hankin               49     Senior Partner, Hankin & Co.                        1995
Margaret G. McGlynn, R.Ph.      36     Senior Vice President of Health Strategies,          N/A
                                       Merck-Medco Managed Care

     STEVEN T. FRANKEL joined the Company in June 1992 as President and Chief Operating Officer. In May 1994, Mr. Frankel was elected Chief Executive Officer of the Company. Mr. Frankel has over 25 years of experience in the areas of sales and marketing to the medical, professional and consumer markets. Most recently, as the head of the Asia Pacific Division of Becton Dickinson, he was responsible for sales and marketing, manufacturing and country operations. Prior to establishing the Asia Pacific Division in 1985, Mr. Frankel was President of Becton Dickinson's U.S. Consumer Products Division and also had similar responsibility for Becton Dickinson's European Consumer Products Division.

     THOMAS A. GLAZE, a co-founder of the Company, has been a director since April 1979 and was appointed Chairman of the Board in December 1980, a position he held until April 1992. Mr. Glaze served as President of Monoclonal Antibodies, Inc. from April 1979 to April 1988 and Chief Executive Officer from April 1988 to January 1991. Mr. Glaze is currently President and Chief Executive Officer of Metabolex, Inc., a pharmaceutical development company, and a director of Fluitek Corporation, a distributor of industrial fluid filter elements.

     JOHN D. DIEKMAN, PH.D. joined the Company as President and Chief Operating Officer in April 1988, at which time he was also elected a director. From 1986 to 1988, he served as President of Salutar Inc., a biotechnology company. From 1970 to 1986 he was employed with Zoecon Corporation, a biotechnology and agrichemical company, in a variety of positions, including President and Chief Executive Officer. Dr. Diekman is currently a director of Affymax N.V., a pharmaceutical company, and Chairman and Chief Executive Officer of Affymetrix Inc., a diagnostic and instrumentation company. He also serves as a director of Metabolex, Inc. and Pharmanex.

     RICHARD C. E. MORGAN has been a director of the Company since May 1990. In June 1986, Mr. Morgan was appointed a General Partner of Wolfensohn Partners L.P. From August 1984 to June 1986, he was employed by James D. Wolfensohn Incorporated, where he advised the firm's clientele on mergers, acquisitions and related matters and was involved with investments managed by the firm. Mr. Morgan has been a director and Chairman of MediSense, Inc. since 1991; he is Chairman and Chief Executive Officer of Lasertechnics, a company active in laser and imaging technology; he has been a director of Celgene Corp., a biotechnology company, since 1986, and of Liposome Technology, Inc., a biotechnology company, since 1990.

     MARY LAKE POLAN, M.D., PH.D. has served as the Chairman of the Department of Gynecology and Obstetrics at Stanford University School of Medicine since 1990. She received her Bachelors' Degree from Connecticut College, followed by a Ph.D. in Molecular Biophysics and Biochemistry, and an M.D. from Yale University School of Medicine. She remained at Yale New Haven Hospital for her residency in Obstetrics and Gynecology, followed by a Reproductive Endocrine Fellowship. She was on the faculty at Yale University until 1990, when she joined Stanford University. She is a practicing clinical Reproductive Endocrinologist with a research interest in ovarian function and granulosa cell steroidogenesis. More recently, her interests have been in the interaction between the immune and endocrine systems and the role of monokines in reproductive events. Dr. Polan also serves on the Medical Advisory Board of Vivus, Inc., and on the Board of Directors of Metra Biosystems and Gynecare, Inc., all in Palo Alto, California, as well as American Home Products of Madison, New Jersey.

     FAYE WATTLETON brings to the Board of Directors over 25 years of experience as an educator, innovative administrator and energetic leader in the fields of women's health and reproductive rights. She is past president of the Planned Parenthood Foundation of America, and has served on the Board of the National Urban League and as a member of the Peace Corp Advisory Council. Ms. Wattleton received her Bachelors' of Science Degree from Ohio State University and her Master of Science Degree from Columbia University School of Nursing. She presently serves on the Advisory Council of the Columbia University School of Public Health.

     ROGER F. GREAVES is retired Co-Chairman, President and Chief Executive Officer of Health Systems International, one of America's largest managed healthcare organizations. In 1994, Health Systems International's premium revenue totaled more than $2.3 billion and it served more than 1.4 million HMO members in seven states, up from revenue of approximately $40 million and 100,000 members in 1982 when Mr. Greaves joined the company's principal subsidiary as its president. Mr. Greaves is currently a senior board member of the Group Health Association of America, the managed healthcare industry's national trade organization, and created and served as the first chairman of The California Wellness Foundation, a health promotion and disease prevention charity.

     ROCKELL N. HANKIN is Senior Partner of Hankin & Co., an entity established in 1986 which provides consulting services. Mr. Hankin is also a director of Alpha Microsystems, a provider of information technology products and services, Semtech Corporation, a manufacturer of electronic components, Sparta, Inc., a provider of a wide range of scientific, engineering and technical assistance services, and House of Fabrics, a company engaged in retail distribution.

     MARGARET G. MCGLYNN, R.PH. serves as the Senior Vice President of Health Strategies at Merck-Medco Managed Care, where she is responsible for developing disease and health management programs for 47 million Americans covered by Merck-Medco's prescription benefit plans. Prior to joining Merck-Medco in 1994, Ms. McGlynn held several positions at Merck in the U.S. pharmaceutical division, including sales, marketing, business development and managed care marketing. Ms. McGlynn also serves on the executive board for a joint venture between American Home Products and Merck-Medco, which is focused on developing disease and health management programs primarily in the area of women's health. She also serves on the Washington Business Group Health's Advisory Committee for Women's Health, and is a board member of West Bergen Mental Healthcare.

MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of seven meetings, four quarterly and three telephonic, during the fiscal year ended March 31, 1996 ("fiscal 1996").

     During fiscal 1996, the Audit Committee of the Board of Directors consisted of directors Thomas A. Glaze, Faye Wattleton and Rockell N. Hankin. The purpose of the Audit Committee is to recommend engagement of the Company's independent auditors and to approve the services performed by such auditors. In addition, the Committee reviews and evaluates the Company's accounting principles and its system of internal accounting controls. The Audit Committee met two times related to fiscal 1996.

     During fiscal 1996, the Compensation Committee of the Board of Directors consisted of directors John D. Diekman, Ph.D., Mary Lake Polan, M.D., Ph.D., and Roger F. Greaves. The Compensation Committee is authorized to review and approve the Company's compensation policies. The Compensation Committee met two times during fiscal 1996. The report of the Compensation Committee begins at page 17.

     All directors attended more than 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such directors served.

NON-EMPLOYEE DIRECTOR COMPENSATION

     Directors who are not employees of the Company receive an annual retainer of $12,000, with the exception of the Chairman of the Board who receives an annual retainer of $18,000. In addition, non-employee directors receive a meeting fee of $1,500 per meeting. The chairman of each committee of the Board of Directors also receives an annual retainer of $1,000.

     Under the Company's 1990 Director Option Plan (the "1990 Director Plan"), each non-employee director is automatically granted an option to purchase 10,000 shares of the Company's Common Stock upon his or her initial election to the Board of Directors (subject to a four-year vesting schedule) and is subsequently granted options to purchase 4,000 shares of the Company's Common Stock upon each re-election (subject to a one-year vesting schedule). All such options are granted at exercise prices equal to 100% of fair market value on the date of grant. As of March 31, 1996, options to purchase 136,000 shares of the Company's Common Stock under the 1990 Director Plan were outstanding.

     If the Company's stockholders approve adoption of the 1996 Non-Employee Directors Plan (the "1996 Director Plan"), the Company's authority to grant options under the 1990 Director Plan will terminate, and each non-employee director will instead automatically be granted a one-time option to purchase 40,000 shares of the Company's Common Stock (subject to a four-year quarterly vesting schedule). All such options will be granted at exercise prices equal to 100% of the fair market value on the date of grant. As of March 31, 1996, no options had been granted under the 1996 Plan.

     Dr. Polan is currently serving as a consultant to the Company. She received a total of $24,000 for consulting services rendered during fiscal 1996.

     Ms. Wattleton is currently serving as a consultant to the Company. She received a total of $24,000 for consulting services rendered during fiscal 1996.

NOTICE REQUIREMENTS APPLICABLE TO STOCKHOLDER NOMINATIONS

     The Bylaws of the Company provide that any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if timely written notice of such stockholder's intent to make such nomination is given, either by personal delivery or United States mail, postage prepaid, to the Secretary, Quidel Corporation, 10165 McKellar Court, San Diego, California 92121. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the address provided above, not less than 60 days nor more than 90 days prior to the scheduled annual meeting; provided, however, that if less than 60 days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder's notice to the Secretary must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director,
(i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company beneficially owned by the person, and
(iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder, and
(ii) the class and number of shares of the Company's stock that are beneficially owned by such stockholder on the date of such stockholder notice.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth the cash compensation paid or accrued by the Company to the Chief Executive Officer and the other four most highly compensated executive officers of the Company for each of the fiscal years in the three-year period ended March 31, 1996.

                                                                              COMPENSATION AWARDS
                                                 ANNUAL COMPENSATION      ---------------------------
                                                ---------------------                     ALL OTHER
    NAME AND PRINCIPAL POSITIONS       YEAR     SALARY(1)      BONUS      OPTIONS(#)     COMPENSATION
- -------------------------------------  -----    --------      -------     ----------     ------------
Steven T. Frankel                       1996    $234,596           --        75,000              --
  President and                         1995     212,779           --        50,000              --
  Chief Executive Officer               1994     193,387      $ 9,669        50,000              --
David C. McCaslin                       1996    $152,608           --        25,000              --
  Senior Vice President --              1995     146,876           --        15,000              --
  Sales and Marketing                   1994     134,028      $18,094        30,000              --
Jeanne Kettlewell Russell               1996    $150,558           --        25,000              --
  Vice President -- Business            1995      47,002(2)        --            --              --
  Development                           1994          --           --            --              --
Lauren G. Otsuki                        1996    $140,298           --        25,000              --
  Vice President -- Operations          1995     116,315           --        15,000              --
                                        1994     101,901      $19,361        22,000              --
Steven C. Burke                         1996    $139,552           --        25,000              --
  Vice President -- Finance             1995     132,976           --        15,000              --
  and Administration                    1994     128,060      $ 7,684        28,000              --
  Chief Financial Officer

- ---------------
(1) The amounts shown include cash compensation earned and received by executive officers as well as amounts earned but deferred by executive officers pursuant to the Company's 401(k) Plan. The Company did not make any contributions to executive officers' accounts under the 401(k) Plan for the periods indicated.

(2) Represents compensation for the three months ended March 31, 1995.

OPTION GRANTS IN FISCAL 1996

     The following table sets forth information concerning options granted to each of the named executive officers during fiscal 1996:

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                                          INDIVIDUAL GRANTS                                 ANNUAL RATES OF
                            ---------------------------------------------                     STOCK PRICE
                                              % OF TOTAL                                   APPRECIATION FOR
                                            OPTIONS GRANTED   EXERCISE OR                   OPTION TERM(2)
                               OPTIONS       TO EMPLOYEES     BASE PRICE    EXPIRATION   ---------------------
           NAME             GRANTED(#)(1)   IN FISCAL 1996      ($/SH)         DATE       5%($)        10%($)
- --------------------------  -------------   ---------------   -----------   ----------   --------     --------
Steven T. Frankel.........      75,000            18.7%         $ 3.625       5/11/00    $170,981     $433,299
David C. McCaslin.........      25,000             6.2            3.625       5/11/00      56,994      144,433
Jeanne Kettlewell
  Russell.................      25,000             6.2            3.625       5/11/00      56,994      144,433
Lauren G. Otsuki..........      25,000             6.2            3.625       5/11/00      56,994      144,433
Steven C. Burke...........      25,000             6.2            3.625       5/11/00      56,994      144,433

- ---------------
(1) Options disclosed above were granted pursuant to the Company's 1990 Employee Stock Option Plan (the "1990 Employee Plan") on May 11, 1995. All options disclosed above become fully exercisable on May 11, 2000. Such exercise dates may be accelerated by the Board of Directors in its discretion upon the occurrence of certain events constituting a change in control (as defined in the 1990 Employee Plan).

    The exercise price of the above options is equal to the fair market value of the Common Stock on the date of the grant.

(2) The assumed annual rates of appreciation of five and ten percent would result in the price per share of the Company's stock increasing to $5.90 and $9.40, respectively.

AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR END HOLDINGS AND
VALUES

     The following table sets forth information for the named executive officers regarding the exercise of stock options in fiscal 1996 and unexercised options held at the end of fiscal 1996.

                                                                                            VALUE OF UNEXERCISED
                                                              NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                                SHARES                         OPTIONS AT 3/31/96             AT 3/31/96(1)($)
                               ACQUIRED         VALUE      ---------------------------   ---------------------------
           NAME             ON EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- --------------------------  --------------   -----------   -----------   -------------   -----------   -------------
Steven T. Frankel.........          --               --       75,000        200,000       $  93,750      $ 312,500
David C. McCaslin.........      31,379        $ 121,974       95,808         40,000         128,132         72,500
Jeanne Kettlewell
  Russell.................          --               --           --         25,000              --         50,000
Lauren G. Otsuki..........       6,723           25,282       58,089         62,000          96,099         97,250
Steven C. Burke...........      11,207           57,772       57,812         68,000         111,420        104,000

- ---------------
(1) Based on the closing price of $5.625 quoted on The Nasdaq National Market on March 29, 1996.

1983 EMPLOYEE STOCK PURCHASE PLAN

     General. The Company's 1983 Employee Stock Purchase Plan (the "Purchase Plan"), which was adopted by the Board of Directors in March 1983 and approved by the stockholders in August 1983, provides employees of the Company with the opportunity to purchase shares of Common Stock through payroll deductions. A total of 400,000 shares of Common Stock have been reserved for issuance under the Purchase Plan, including 50,000 shares added to the Purchase Plan by the Board of Directors in May 1989 and approved by the stockholders in August 1989, 100,000 shares added to the Purchase Plan by the Board of Directors in June 1991 and approved by the stockholders in August 1991, 100,000 shares added to the Purchase Plan by the Board of Directors in April 1994 and approved by the stockholders in July 1994, and 100,000 shares added to the Purchase Plan by the Board of Directors in May 1995 and approved by the stockholders in July 1995. As of March 31, 1996, the Company had granted options to purchase 327,460 shares of Common Stock under the Purchase Plan, none of which have expired without exercise. Accordingly, as of March 31, 1996, a total of 72,540 shares of Common Stock remain available for issuance under the Purchase Plan.

     In April 1996, the Board of Directors approved an amendment to the Purchase Plan to add 100,000 shares, subject to stockholder approval. At the Meeting, the stockholders will be asked to approve the amendment to the Purchase Plan to increase the number of shares reserved for issuance thereunder from 400,000 to 500,000. See Amendment of 1983 Employee Stock Purchase Plan to Increase Authorized Shares.

     Administration. The Purchase Plan is administered by the Compensation Committee. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the "Code").

     Eligibility and Participation. Any person who is customarily employed for at least 20 hours per week and more than five months per calendar year by the Company on or before the beginning of the applicable offering period is eligible to participate in the offering under the Purchase Plan, provided that such person is employed by the Company on the commencement date of the offering period and subject to certain limitations imposed by Section 423(b) of the Code and limitations on stock ownership as defined in the Purchase Plan. There are approximately 226 employees currently eligible to participate in the Purchase Plan.

     Participation by Executive Officers and Other Employees. Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases by executive officers and other employees under the Purchase Plan are not determinable.

     Offering Dates. The Purchase Plan is implemented by accumulating payroll deductions of participating employees during a six-month offering period, offering periods thereunder to commence February 15 and August 15 of each year. The Board of Directors has the power to alter the duration of the offering periods without stockholder approval, if such change is announced at least 15 days prior to the scheduled beginning of the first offering period to be affected.

     Purchase Price. The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of 85% of the fair market value of a share of Common Stock on the date of commencement of the six-month offering period (the "Entry Price"), or 85% of the fair market value of a share of Common Stock on the last day of the offering period (the "Exit Price").

     Payment of Purchase Price; Payroll Deductions. The purchase price of the shares is accumulated by payroll deductions over the offering period. The deductions may not exceed 10% of a participant's compensation. A participant may discontinue his or her participation in the Purchase Plan, and may decrease, but not increase, the rate of payroll deductions at any time during an offering period.

     Purchase of Stock; Exercise of Option. By executing a subscription agreement to participate in the Purchase Plan, the employee is entitled to have shares placed under option, which are exercisable on the last day of the offering period. The maximum number of shares placed under option to a participant in an offering period is that number determined by dividing the amount accumulated in such participant's account during such offering period at the end of the offering period by the lower of the Entry Price or the Exit Price, subject to a maximum of 5,000 shares. Unless the employee's participation is discontinued prior to such purchase date, his or her option for the purchase of the shares will be exercised automatically at the end of the offering period at the applicable price.

     Amendment and Termination. The Board of Directors may at any time terminate or amend the Purchase Plan. No such termination will affect options previously granted, nor may any amendment make any change in any option previously granted which adversely affects the rights of any participant, nor may any amendment be made without prior stockholder approval if such amendment would (i) increase the number of shares that may be issued under the Purchase Plan, (ii) permit payroll deductions at a rate in excess of 10% of compensation,
(iii) modify employee eligibility for participation requirements, or (iv) materially increase benefits which may accrue to participants under the Purchase Plan.

     Withdrawal; Termination of Employment. A participant's interest in a given offering period may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable six-month offering period. A participant's withdrawal from one offering period does not have any effect upon such participant's eligibility to participate in subsequent offerings. Upon withdrawal from an offering period, all payroll deductions which have been credited to the participant's account prior to the notice of withdrawal will be returned to the participant without interest.

     Termination of a participant's employment for any reason, including retirement or death, or the failure of the participant to remain in the continuous employ of the Company for at least 20 hours per week during the applicable offering period, cancels the participant's participation in the Purchase Plan. In such event, the payroll deductions credited to the participant's account will be returned to such participant or to his or her beneficiaries without interest.

     Certain Federal Income Tax Consequences. The following summary of certain federal income tax consequences of the purchase of shares of Common Stock under the Purchase Plan is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences under state and/or local tax laws, and such tax laws may not correspond to the federal tax treatment described herein.

     The Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Code. If certain employment requirements are satisfied, an employee who is granted a right, or "option," to purchase stock under a plan meeting the requirements of Code Section 423 will not be subject to federal income tax, and the Company will not be entitled to any deduction on either the grant or the exercise of such right.

     If the employee makes no disposition of the stock acquired pursuant to the exercise of such right within two years after the date of the grant of such stock purchase right (generally, the commencement date of the six-month offering period, hereinafter referred to as the "Offering Date") or within one year after the transfer of the stock to the employee pursuant to the exercise of such right, any gain or loss on the subsequent disposition of the stock generally will be treated as long-term capital gain or loss, except to the extent that the employee's purchase price was less than 100% of the fair market value of the stock on the Offering Date, and no deduction will be available to the Company at the time of such disposition. If the employee's purchase price for the stock was less than 100% of the fair market value of the stock on the Offering Date, the employee will be required to include in his or her gross income as ordinary income for the year of the disposition (or, if earlier, at the time of his or her death) an amount equal to the lesser of (i) the excess of the fair market value of the stock on the Offering Date over the purchase price that the employee would have been required to pay if the purchase price had been determined as of the Offering Date, or (ii) the excess of the fair market value of the stock at the time of the disposition or death over the amount paid for the stock. No deduction will be available to the Company with respect to any such ordinary income recognized by the employee.

     Any sale or other disposition of stock acquired under a right granted under the Purchase Plan at any time within (i) two years after the Offering Date or
(ii) one year after the transfer of the shares to the employee pursuant to the exercise of such right (other than a disposition by reason of the death of the employee or certain dispositions pursuant to insolvency proceedings) generally will be treated as a "disqualifying disposition." Upon a disqualifying disposition, the employee generally will recognize ordinary compensation income in an amount equal to the difference between the purchase price and the fair market value of the stock at the date the option is exercised. Any gain in excess of such ordinary income amount generally will be short-term or long-term capital gain, depending on the employee's holding period. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the employee by reason of a disqualifying disposition.

1990 EMPLOYEE STOCK OPTION PLAN

     General. The Company's 1990 Employee Stock Option Plan (the "1990 Employee Plan") was adopted by the Board of Directors on July 11, 1990 and approved by the stockholders on January 30, 1991. A total of 1,750,000 shares of Common Stock have been reserved for issuance under the 1990 Employee Plan, including 500,000 shares added to the 1990 Employee Plan by the Board of Directors in April 1992 and approved by the stockholders in August 1992, and 500,000 shares added to the 1990 Employee Plan by the Board of Directors in April 1994 and approved by the stockholders in July 1994. As of March 31, 1996, the Company had granted options to purchase 1,525,925 shares of Common Stock under the 1990 Employee Plan, of which 149,075 had been exercised and 1,376,850 remained outstanding as of that date. Accordingly, as of March 31, 1996, a total of 224,075 shares of Common Stock remain available for issuance under the 1990 Employee Plan.

     In April 1996, the Board of Directors approved an amendment to the 1990 Employee Plan to add 750,000 shares, subject to stockholder approval. At the Meeting, the stockholders will be asked to approve the amendment to the 1990 Employee Plan to increase the number of shares reserved for issuance thereunder from 1,750,000 to 2,500,000. See Amendment of 1990 Employee Stock Option Plan to Increase Authorized Shares.

     The 1990 Employee Plan has also been amended in a manner that allows for the operation of such plan within the requirements of Section 162(m) of the Code to preserve the corporate deductibility of the bonuses paid thereunder. Section 162(m) of the Code imposes a $1,000,000 limit on the amount of compensation that may be deducted by the Company in any tax year with respect to the Chief Executive Officer of the Company and its other four most highly compensated employees, including any compensation relating to an award under the Plan. To prevent compensation relating to an award under the 1990 Employee Plan from being subject to the $1,000,000 limit of Code Section 162(m), the Plan provides that no one eligible person shall be granted any awards with respect to more than 200,000 shares of Common Stock in any one calendar year if such grant would otherwise be subject to Code Section 162(m). Furthermore, if Code Section 162(m) would otherwise apply and if the amount of compensation an eligible person would receive under an award is not based solely on an increase in the value of the underlying common stock of the Company after the date of grant or award, the Committee can condition the grant, vesting, or exercisability of such an award on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

     ALTHOUGH THE 1990 EMPLOYEE PLAN PROVIDES FOR THE GRANTING OF VARIOUS TYPES OF AWARDS, AS DISCUSSED BELOW, THE COMPANY HAS ONLY GRANTED STOCK OPTIONS THEREUNDER.

     Administration. The Compensation Committee administers the 1990 Employee Plan and has the full power to select, from among the officers, employees, directors and consultants of the Company eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the 1990 Employee Plan. The Compensation Committee has been constituted in such a manner as to permit the plan to comply with Rule 16b-3 under the Exchange Act.

     Eligibility and Awards. The 1990 Employee Plan provides that non-statutory stock options and stock rights may be granted, in the discretion of the Compensation Committee, to employees, including officers, and consultants of the Company. Incentive stock options may be granted only to employee-recipients, including officers, of the Company. The 1990 Employee Plan provides that to the extent the compensation attributable to an award is subject to Section 162(m) of the Code, the employee shall not receive awards for more than 200,000 shares per calendar year thereunder. The following is a brief description of the various awards that may be granted under the 1990 Employee Plan.

          Incentive Stock Rights. The 1990 Employee Plan permits the grant of incentive stock rights comprised of incentive stock units. Each incentive stock unit is equivalent to one share of Common Stock. The recipient of an incentive stock unit is entitled to receive, without payment of cash to the Company, one share of Common Stock, or the cash equivalent of one share of Common Stock, in consideration for services performed for the Company or its benefit. Incentive stock rights for which the incentive period has not lapsed terminate upon the holder's termination of employment or consulting relationship for any reason other than death or disability.

          Stock Options. The 1990 Employee Plan permits the granting of non-transferable stock options that either qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options" or "ISOs") or do not so qualify ("Non-statutory Stock Options" or "NSOs"). The term of each option will be fixed by the Compensation Committee but may not exceed ten years from the date of grant in the case of ISOs or five years from the date of grant in the case of ISOs granted to the owner of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. To the extent that the aggregate fair market value of the shares with respect to which options designated as ISOs are exercisable for the first time during any calendar year exceeds $100,000, such excess options shall be treated as NSOs. The Compensation Committee determines the time or times each option may be exercised. Options may be made exercisable in installments and will terminate within a period of time following an optionee's termination of employment with the Company. The exercisability of options may be accelerated by the Compensation Committee.

          The option exercise price for each share covered by an NSO or an ISO will not be less than 85% or 100%, respectively, of the fair market value of a share of Common Stock on the date of grant of such option. In the case of ISOs granted to the owner of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the option exercise price for each share covered by such option will not be less than 110% of the fair market value of a share of Common Stock on the date of grant of such option.

          The Compensation Committee of the 1990 Employee Plan may at any time offer to buy out for a payment in cash or shares of Common Stock of the Company an option previously granted, based on such terms and conditions as the Compensation Committee shall establish and communicate to the optionee at the time that such offer is made.

          Stock Appreciation Rights. The 1990 Employee Plan also permits the granting of nontransferable stock appreciation rights ("SARs"). SARs may be granted in connection with all or any part of an option, either concurrently with the grant of the option or at any time thereafter during the term of the option. An SAR granted in connection with an option shall entitle the optionee to exercise the SAR by surrendering to the Company unexercised a portion of the related option. The optionee shall receive in exchange from the Company an amount equal to the excess of the fair market value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related option over the exercise price of the Common Stock covered by the surrendered portion of the related option. Notwithstanding the foregoing, the Compensation Committee may place limits on the aggregate amount that may be paid upon exercise of an SAR or SARs; provided, however, that such limits shall not restrict the exercisability of the related option. When an SAR granted in connection with an option is exercised, the related option, to the extent surrendered, shall cease to be exercisable. An SAR granted in connection with an option shall be exercisable and shall expire no later than the date on which the related option expires. An SAR granted in connection with an option may only be exercised at a time when the fair market value of the Common Stock covered by the related option exceeds the exercise price of the Common Stock covered by the related option.

          SARs may also be granted without related options. In such an event, the SAR will entitle the optionee, by exercising the SAR, to receive from the Company an amount equal to the excess of the fair market value of the Common Stock covered by the exercised portion of the SAR as of the date of such exercise, over the fair market value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted. Notwithstanding the foregoing, the Compensation Committee may place limits on the aggregate amount that may be paid upon exercise of an SAR or SARs. An SAR granted without a related option shall be exercisable, in whole or in part, at such time as the Compensation Committee shall specify in the optionee's SAR agreement.

          The Company's obligation arising upon the exercise of an SAR may be paid in Common Stock or in cash, or any combination thereof, as the Compensation Committee may determine. Shares issued upon the exercise of an SAR shall be valued at their fair market value as of the date of exercise.

          Stock Purchase Rights. The 1990 Employee Plan permits the granting of stock purchase rights to purchase Common Stock of the Company either alone, in addition to, or in tandem with other awards under the 1990 Employee Plan. Upon the granting of a stock purchase right under the 1990 Employee Plan, the offeree shall be advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 85% of the fair market value of the shares as of the date of the offer) and the time within which such person must accept such offer (which shall in no event exceed 30 days from the date upon which the Compensation Committee made the determination to grant the stock purchase right). The offer shall be accepted by execution of a restricted stock purchase agreement between the Company and the offeree.

          Unless the Compensation Committee determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Compensation Committee may determine.

     Participation by Executive Officers and Other Employees. Participation in the 1990 Employee Plan is in the discretion of the Compensation Committee. Accordingly, future purchases by executive officers and other employees under the 1990 Employee Plan are not determinable.

     Nontransferability of Options and Stock Rights. Options, SARs and stock rights granted pursuant to the 1990 Employee Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant.

     Acceleration of Options and Stock Rights. Subject to the change in control provisions described below, in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option, SAR and other stock right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board of Directors determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option, SAR or other stock right as to all shares subject to such option, SAR or other stock right, including shares as to which the option, SAR or other stock right would not otherwise be exercisable. If the Board of Directors determines that options, SARs or other stock rights shall be fully exercisable in lieu of assumption or substitution, the Company shall notify the participant that the option, SAR or other stock right shall be fully exercisable for a period of 15 days from the date of such notice and that the option, SAR or other stock right will terminate upon the expiration of such period.

     Change in Control Provisions. The 1990 Employee Plan provides that in the event of a "Change of Control" of the Company (as defined below), (i) all outstanding stock options, SARs and other stock rights granted under the 1990 Employee Plan outstanding as of the date of such Change of Control is determined to have occurred that are not yet exercisable and vested on such date will become immediately vested and fully exercisable and (ii) the value of all outstanding options, SARs and other stock rights, unless otherwise determined by the Compensation Committee prior to any Change in Control but at or after the time of grant, will be cashed out at the "Change in Control Price" (as defined below). A "Change of Control" means the occurrence of (i) the acquisition by a person or entity (other than the Company, one of its subsidiaries or a Company employee benefit plan or trustee thereof) of 50% or more of the combined voting power of the Company or (ii) the occurrence of a transaction requiring the approval of the stockholders and involving the sale of all or substantially all of the assets of the Company or a merger of the Company with or into another corporation. The "Change in Control Price" shall be, as determined by the Board,
(i) the highest closing sale price of a share of Common Stock as-reported by the Nasdaq National Market System and as appearing in the Wall Street Journal at any time within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board or (ii) the highest price paid or offered, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company at any time within such 60-day period.

     Adjustment Upon Changes in Capitalization. In the event any change, such as a stock split or dividend, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares that have been reserved for issuance under the 1990 Employee Plan and the price per share covered by each outstanding option or stock right. In the event of the proposed dissolution or liquidation of the Company, all outstanding options and stock rights will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in its discretion, make provision for accelerating the exercisability of shares subject to options or stock rights under the 1990 Employee Plan in such event.

     Amendment and Termination. The Board may amend, alter, suspend or discontinue the 1990 Employee Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any incentive stock right, stock option, SAR or stock purchase right then outstanding under the 1990 Employee Plan, without the consent of the holder of such right. To the extent necessary and desirable to comply with

Rule 16b-3 or Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain stockholder approval of any amendment to the 1990 Employee Plan in such a manner and to such a degree as required. Subject to the specified terms of the 1990 Employee Plan, the Compensation Committee may accelerate any award or option or waive any condition or restriction pertaining to such award or option at any time. The Compensation Committee may also substitute new stock options for previously granted stock options, including previously granted stock options having higher option prices and may reduce the exercise price of any option to the then current fair market value if the fair market value of the Common Stock covered by such option shall have declined since the date the option was granted.

     Certain Federal Income Tax Considerations. The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by the Company is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under state and/or local tax laws, and such tax laws may not correspond to the federal tax treatment described herein.

          Incentive Stock Rights. The tax consequences of incentive stock rights granted under the 1990 Employee Plan will depend on the specific terms of the rights granted. In general, however, a recipient of an incentive stock right will recognize ordinary income, and the Company will be entitled to a deduction, equal to the amount of cash and the fair market value of the Company Common Stock that the recipient of the award is entitled to receive at the earliest time at which the recipient has an unrestricted right to receive such cash or Common Stock pursuant to the incentive stock right.

          Incentive Stock Options. The 1990 Employee Plan authorizes the award of stock options, ISOs, that are intended to qualify as "incentive stock options" under Section 422 of the Code. If certain employment and holding period requirements are satisfied, an optionee generally will not be subject to regular federal income tax, and the Company will not be entitled to any deduction, on either the grant or the exercise of an ISO if the optionee makes no disposition of the shares acquired upon exercise of an ISO within two years from the date of grant or within one year from the date of exercise (the "Required Holding Periods"), any gain or loss on the disposition of the acquired shares generally will be treated as a long-term capital gain or loss, and no deduction will be available to the Company at the time of such disposition. If, however, the optionee disposes of the acquired shares at any time prior to the expiration of the Required Holding Periods, then (subject to certain exceptions) the gain recognized generally will constitute ordinary income to the extent of the excess of (i) the fair market value of the shares either at the date of exercise or at the date of disposition, whichever is less, over (ii) the purchase price paid for such shares by the optionee on exercise of the ISO, and the Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the optionee. Any gain in excess of such ordinary income amount will be a short-term or long-term capital gain, depending on the optionee's holding period.

          The excess of the fair market value of the shares acquired on the exercise date of an ISO over the exercise price of such option generally is required to be included in the optionee's alternative minimum taxable income for the year in which the option is exercised and, accordingly, may subject the optionee to the federal alternative minimum tax.

          Nonstatutory Stock Options. In general, there are no federal income tax consequences to an optionee or to the Company on the grant of an NSO. When the NSO is exercised, however, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the shares as of the exercise date over the purchase price paid for such shares, and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

          Stock Appreciation Rights. The grant of an SAR generally will not be a taxable event to the recipient of the SAR. On the exercise of an SAR, the recipient generally will be taxed at ordinary income rates on the amount of cash and the fair market value of stock received (determined as of the exercise date), and the Company will be entitled to a deduction equal to the amount of such ordinary income.

          Stock Purchase Rights -- Restricted Stock. Under the 1990 Employee Plan, the Company is authorized to grant rights to purchase Common Stock of the Company subject to the right of the Company to repurchase such stock at the price paid by the participant if the participant's employment or consulting relationship with the Company terminates prior to the lapse of such repurchase right ("Restricted Stock"). In general, there will be no tax consequences to a participant upon the grant of a right to purchase Restricted Stock. Instead, the participant will be taxed at ordinary income rates at the time the Company's repurchase rights expire or are removed on an amount equal to the excess of the fair market value of the stock at that time over the amount the participant paid to acquire such stock. A participant who acquires Restricted Stock, however, may make a special election under Section 83(b) of the Code (a "Section 83(b) Election") to be taxed at ordinary income rates in the year in which the participant acquires the Restricted Stock on the excess of the fair market value of the stock at the time of the participant's acquisition of the stock (determined without regard to the restrictions) over the amount paid to acquire such stock. If a participant makes a timely Section 83(b) Election with respect to Restricted Stock, the participant generally will not be required to report any additional income with respect to such Restricted Stock until he disposes of such stock. In the event that a participant forfeits Restricted Stock with respect to which a Section 83(b) Election has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant's purchase price for such stock). The Company generally will be entitled to a deduction equal to the amount of ordinary income (if any) recognized by a participant with respect to Restricted Stock for the taxable year of the Company in which or with which ends the taxable year of the participant in which such ordinary income is recognized.

          Other Awards. In addition to the types of awards described above, the 1990 Employee Plan authorizes certain other awards that may include payments in cash, Company Common Stock or a combination of cash and common stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, a participant who receives an award payable in cash will recognize ordinary income, and the Company will be entitled to a deduction, with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment. In general, the sale or grant of stock to a participant under the 1990 Employee Plan will be a taxable event at the time the participant has an unrestricted right to receive such stock if such stock would not be subject to a substantial risk of forfeiture or would be transferable within the meaning of Section 83 of the Code in the hands of the participant. (For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture.) In such case, the participant will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the award over the amount, if any, that the participant pays for such stock that at the time of receipt by a participant is subject to restrictions that constitute a substantial risk of forfeiture and that is not transferable within the meaning of Code Section 83, generally will be taxed under the rules applicable to Restricted Stock as described above.

          Withholding. In the event that an optionee or other recipient of an award under the 1990 Employee Plan is an employee of the Company, the Company ordinarily will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such optionee or other award recipient in connection with stock options or other awards under the 1990 Employee Plan.

          Golden Parachute Tax. The Code imposes an excise tax of 20% on any "excess parachute payments" received by certain officers, stockholders (including certain holders of options) or highly-compensated individuals who perform personal services for a corporation ("Disqualified Individuals"). This excise tax is imposed in addition to any regular income tax due on the amount of such payments and the corporation is denied any deductions with respect to such payments. A Disqualified Individual generally will be deemed to have received a parachute payment if he receives compensation that (i) is contingent on a change in the ownership or control of the corporation or a substantial portion of its assets and
     (ii) exceeds in the aggregate three times the Disqualified Individual's "base amount." The "base amount" generally is the average of the Disqualified Individual's annual compensation from the corporation for the five years prior to the change in ownership or control (or shorter period during which the Disqualified Individual performed personal services for the corporation). "Excess parachute payment" is defined as the excess of the amount of the parachute payments over the base amount. The 1990 Employee Plan provides under certain circumstances for the accelerated vesting or payment of options or other awards in connection with a change in control of the Company. In that event, certain amounts with respect to such awards may be characterized as "excess parachute payments" under the golden parachute provisions of the Code described above. Pursuant to these provisions, a Disqualified Individual who is deemed to have received an "excess parachute payment" would be subject to the 20% excise tax on such payment, and the Company would be denied a deduction for the amount subject to the excise tax.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Under the securities laws of the United States, the directors and executive officers of the Company and persons who own more than ten percent (10%) of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Commission and The Nasdaq National Market. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any late filings during fiscal 1996. To the Company's knowledge, based solely on its review of the copies of such reports required to be furnished to the Company during the fiscal year ended March 31, 1996, all of these reports were timely filed with the exception of the Form 5 reports for Company officers for the fiscal year ended March 31, 1995, which were filed on June 29, 1995.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") administers the Company's executive compensation programs. After consideration of the Committee's recommendations, the full Board of Directors reviews and approves salaries of all elected officers, including those of the executive officers named in the Summary Compensation Table. The Committee is responsible for recommending to the Board and administering all other elements of executive compensation, including annual incentive awards and stock options. The Company's executive compensation programs are designed to:

     - provide competitive levels of base compensation in order to attract, retain and motivate high-quality employees;

     - tie individual total compensation to individual performance and the success of the Company; and

     - align the interests of the Company's executive officers with those of its stockholders.

BASE SALARY

     Base salary is targeted to be moderate yet competitive in relation to salaries commanded by those in similar positions in comparable companies. The Committee reviews management recommendations for executives' salaries and examines survey data for executives with similar responsibilities in comparable companies in the biotechnology industry. Individual salary determinations are based on experience, sustained performance and comparison to peers inside and outside the Company.

ANNUAL INCENTIVE AWARDS

     The Company maintains a management incentive compensation plan that is designed to reward the Company's officers for their contributions to corporate and individual objectives. Under the plan, each participating officer is entitled to receive a cash bonus if certain performance goals are met in a particular fiscal year. The performance goals measure the extent to which the Company has realized or exceeded separate targets for sales and net income during the fiscal year and the extent to which the relevant officer has realized certain personal performance goals. If the specified performance target is achieved, the officer will receive a defined bonus.

     Each eligible employee's potential annual award under the plan is expressed as a percentage of the total base compensation earned by the individual during the fiscal year. During fiscal 1996, the percentages for the Chief Executive Officer and all participating Vice Presidents were set at 40% and 30%, respectively. These percentages could be increased in the event the maximum target levels are exceeded for the sales and net income performance goals. For the year ended March 31, 1996, targeted sales and net income goals were not achieved and as such no incentive compensation was earned or paid.

STOCK OPTIONS

     The Committee administers the 1990 Employee Plan and is responsible for the recommendation to the Board of Directors of stock option grants. The plan is designed to align the interests of management with those of the Company's stockholders. The number of stock options granted is related to the recipient's base compensation and level of responsibility. All options are granted with an option exercise price equal to the fair market value of the Company's Common Stock on the date of the grant.

     The stock option program for the Company's officers is designed to provide a reward for the achievement of the same corporate and individual objectives as provided for under the incentive compensation plan. The program is administered under the 1990 Employee Plan and ties the timing of vesting dates of newly granted stock options to the success of the Company and to individual performance. In fiscal 1996, the program resulted in an aggregate grant of options to purchase 265,000 shares of Common Stock to a total of nine officers. The exercise price of the options is $3.625, which is equal to the closing sales price for the Common Stock on May 10, 1995 as reported on The Nasdaq National Market. All options granted under the program vest in five years from the grant date, but vesting may be accelerated so that up to 50% of such options vest in each of the first two years from the date of grant, with the exact timing of such vesting dependent upon the achievement of certain corporate and individual goals. Under the program, the options granted in fiscal 1996 will be fully vested on May 11, 2000.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     In determining Mr. Frankel's base salary and bonus, the Committee considered both the Company's overall performance and Mr. Frankel's individual performance by the same measures described above for determining executive officer compensation. The Committee also considered base salary and bonus levels for chief executive officers of comparable companies.

     Mr. Frankel's base salary was increased by 10% in February 1996 based on merit. Under the management incentive compensation plan, the Committee tied Mr. Frankel's possible award to the satisfaction of specified sales and net income targets and to the satisfaction of certain personal goals. The sales and net income targets were not achieved in fiscal 1996 and no incentive compensation was earned or paid. If all of the above targets and goals had been satisfied in fiscal 1996, Mr. Frankel would have earned approximately $93,838 under the plan.
                                          COMPENSATION COMMITTEE

                                          John D. Diekman, Ph.D. (Chairman)
                                          Mary Lake Polan, M.D., Ph.D.
                                          Roger F. Greaves

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Other than Dr. Diekman, no current member of the Company's Compensation Committee is a current or former officer or employee of the Company. There are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or board members of such other entities.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the Nasdaq U.S. Index and the Nasdaq Pharmaceutical Index for the period beginning March 28, 1991 and ending March 29, 1996. The graph assumes that all dividends have been reinvested.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                                                        NASDAQ
                                                  PHARMACEUTI-     QUIDEL COR-
FISCAL YEAR-END DATA              NASDAQ U.S.*             CAL        PORATION
3/28/91                                  100.0           100.0           100.0
3/31/92                                  127.5           137.8           110.4
3/31/93                                  146.5            95.4            70.8
3/31/94                                  158.1            96.3            81.3
3/31/95                                  175.9            96.0            75.0
3/29/96                                  238.9           169.0            93.8

     * Based on The Nasdaq Stock Market total return indexes for U.S. companies, prepared by The Center for Research in Securities Prices at the University of Chicago.

                 AMENDMENT OF 1983 EMPLOYEE STOCK PURCHASE PLAN
                         TO INCREASE AUTHORIZED SHARES

     In April 1996, the Board of Directors authorized an amendment to the 1983 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of the Company's Common Stock available for issuance thereunder from 400,000 to 500,000 shares. At the Meeting, the stockholders are being asked to approve and ratify this amendment to the Purchase Plan. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock represented in person or by proxy at the Meeting and entitled to vote on this proposal will be required to ratify the amendment. For a description of the Purchase Plan see Executive Compensation and Other Information-1983 Employee Stock Purchase Plan. The Board of Directors unanimously recommends voting "FOR" ratification of the amendment to the Purchase Plan.

                  AMENDMENT OF 1990 EMPLOYEE STOCK OPTION PLAN
                         TO INCREASE AUTHORIZED SHARES

     In April 1996, the Board of Directors authorized an amendment to the 1990 Employee Stock Option Plan (the "1990 Employee Plan") to increase the number of shares of the Company's Common Stock available for issuance thereunder from 1,750,000 to 2,500,000 shares, and to operate the plan within the requirements of Section 162(m) of the Code to preserve the corporate deductibility of bonuses paid thereunder. For fiscal year 1995, no executive officer's taxable compensation exceeded the $1,000,000 limit on deductibility imposed by Section 162(m). At the Meeting, the stockholders are being asked to approve and ratify this amendment to the 1990 Employee Plan, and to approve the material terms of the performance goals under which awards may be granted under the plan in compliance with Section 162(m) of the Code. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock represented in person or by proxy at the Meeting and entitled to vote on this proposal will be required to ratify the amendment. For a description of the 1990 Employee Plan see Executive Compensation and Other Information-1990 Employee Stock Option Plan. The Board of Directors unanimously recommends voting "FOR" ratification of the amendment to the 1990 Employee Plan.

                                  ADOPTION OF
                 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

GENERAL

     In 1990, the Company adopted, with the approval of the stockholders, the 1990 Director Option Plan (the "1990 Director Plan"), pursuant to which each non-employee director is automatically granted an option to purchase 10,000 shares of the Company's Common Stock upon his or her initial election to the Board of Directors (subject to a four-year vesting schedule) and is subsequently granted options to purchase 4,000 shares of the Company's Common Stock upon each re-election (subject to a one-year vesting schedule). A total of 150,000 shares of Common Stock were reserved for issuance under the 1990 Director Plan. Of this, 140,000 shares of the Company's Common Stock have been issued pursuant to the 1990 Director Plan.

     Because the number of shares available under the 1990 Director Plan are nearly depleted and because the Company believes that it is important to align director and stockholder interests, in April 1996, the Board of Directors authorized the adoption, subject to stockholder approval, of the 1996 Non-Employee Directors Stock Option Plan (the "1996 Director Plan"). Under the 1996 Director Plan, each non-employee director of the Company will automatically be granted a one-time option to purchase 40,000 shares of the Company's Common Stock (subject to a four-year quarterly vesting schedule). All such options will be granted at exercise prices equal to 100% of the fair market value on the date of grant.

     If the 1996 Director Plan is approved by the stockholders, a total of 400,000 shares of Common Stock will be reserved for issuance under the 1996 Director Plan, and the Company's authority to grant options under the 1990 Director Plan will terminate. No Shares of Common Stock have been issued pursuant to the 1996 Director Plan. Upon the election of directors, the Company will have eight non-employee directors who will be eligible to receive stock option grants under the 1996 Director Plan.

SUMMARY OF THE 1996 DIRECTOR PLAN

     Purpose. The purpose of the 1996 Director Plan is to provide a means whereby the Company may promote the interests of the Company and its stockholders by using investment interests in the Company to attract and retain highly qualified independent directors.

     Administration. The 1996 Director Plan will be administered by the Company, which, subject to the express provisions of the 1996 Director Plan, will have the power to construe the Plan and any agreements or memoranda defining the rights and obligations of the Company and option recipients, to determine all questions arising thereunder, to adopt and amend such rules and regulations for the administration thereof as it may deem desirable, and otherwise to carry out the terms of the 1996 Director Plan and such agreements or memoranda. Notwithstanding the foregoing, the administrator will have no authority or discretion as to the selection of persons eligible to receive options granted under the 1996 Director Plan, the number of shares covered by options granted under the 1996 Director Plan, the timing of such grants, or the exercise price of options granted under the 1996 Director Plan, which matters are specifically governed by the provisions of the 1996 Director Plan.

     Eligibility. Only Eligible Directors of the Company will be eligible to receive option grants under the 1996 Director Plan. For purposes of the Plan, "Eligible Director" means (a) those persons who are elected or re-elected to the Board at the 1996 Annual Meeting of Stockholders of the Company and (b) any additional persons who are thereafter elected or appointed to the Board; provided, however, that in no event shall any person who is, or was during the preceding 12 months, an employee of the Company or any subsidiary thereof be an Eligible Director.

     Stock Options. The 1996 Director Plan provides that each Eligible Director will receive a one-time grant of an option to purchase up to 40,000 shares of the Company's Common Stock at an exercise price per share equal to the fair market value of the Common Stock on the date of grant, which is equal to the closing price quoted on the last trading day prior to the date of grant (subject to adjustment as set forth in the 1996 Director Plan). The date of grant for each option shall be (i) the Effective Date of the Plan for each Eligible Director who is elected or re-elected to the Board at the 1996 Annual Meeting of Stockholders of the Company or (ii) the date upon which any additional Eligible Director is thereafter elected or appointed to the Board, as applicable. Options will vest and become exercisable cumulatively to the extent of 6.25% for each full calendar quarter so long as the optionee remains a director of the Company.

     Stock Subject to the 1996 Director Plan. A total of 400,000 shares of the Company's Common Stock will be reserved for issuance under the 1996 Director Plan.

     Effectiveness and Duration. The 1996 Director Plan will become effective as of the date it is approved by the stockholders. Unless previously terminated, the 1996 Director Plan will expire ten (10) years after its effective date, but such expiration will not affect any option previously made or granted that is then outstanding.

     Acceleration of Vesting. Subject to the other provisions of the 1996 Director Plan, if the Company consummates any reorganization, merger or consolidation in which holders of shares of Common Stock are entitled to receive in respect of such shares any other consideration (including, without limitation, a different number of such shares), each option outstanding under the 1996 Director Plan will thereafter be exercisable, in accordance with the Plan, only for the kind and amount of securities, cash and/or other property receivable upon such reorganization, merger or consolidation by a holder of the same number of shares of Common Stock as are subject to that option immediately prior to such reorganization, merger or consolidation, and any appropriate adjustments will be made to the exercise price thereof. In addition, if a change in control of the Company occurs, then notwithstanding the vesting provisions of the 1996 Director Plan, all shares of Common Stock evidenced by options granted under the 1996 Director Plan will automatically vest and become exercisable immediately prior to such change in control if the optionee is a director of the Company at that time.

     Amendment and Termination. The Board of Directors may, insofar as permitted by law, from time to time suspend or discontinue the 1996 Director Plan or revise or amend it in any respect whatsoever (including, without limitation, decreasing the number of shares for which options may be granted to new optionees under the 1996 Director Plan), and the 1996 Director Plan as so revised or amended will govern all options thereunder, including those granted before such revision or amendment, except that no such amendment shall alter, impair or diminish in any material respect any rights or obligations under any option theretofore granted under the Plan without the consent of the person to whom such option was granted. In addition, if an amendment to the Plan would increase the number of shares subject to the Plan (as adjusted), increase the number of shares for which an option or options may be granted to any optionee (as adjusted), change the class of persons eligible to receive options under the 1996 Director Plan, provide for the grant of options having an exercise price per option share less than the exercise price specified in the 1996 Director Plan, extend the final date upon which options may be granted thereunder, otherwise materially increase the benefits accruing to participants in a manner not specifically contemplated herein, or affect the 1996 Director Plan's compliance with Rule 16b-3 promulgated under Section 16 of the Exchange Act, and the rules promulgated thereunder, the amendment shall be subject to approval by the Company's stockholders if and to the extent the administrator determines that it is necessary to obtain such stockholder approval for purposes of keeping available the benefits of Rule 16b-3 under the Exchange Act ("Rule 16b-3"). Under no circumstances may the provisions of the 1996 Director Plan that provide for the amounts, price, and timing of option grants be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder. The 1996 Director Plan is intended to qualify as a formula plan under Rule 16b-3, but not to impose restrictions included in the 1996 Director Plan for purposes of compliance with Rule 16b-3 if those restrictions become unnecessary for compliance with Rule 16b-3. Accordingly, notwithstanding the foregoing, the administrator may administer and amend the 1996 Director Plan to comply with or take advantage of changes in the rules (or interpretations thereof) promulgated by the Commission or its staff under Section 16 of the Exchange Act, subject to the stockholder approval requirement described above.

     Restrictions on Transferability. No option granted under the 1996 Director Plan may be assigned or transferred by the grantee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or, in the discretion of the administrator and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership or as otherwise permitted by rule or interpretation of the Commission or its staff as an exception to the general proscription on transfer of derivative securities set forth in Rule 16b-3 (or any successor rule). During the lifetime of the optionee, the option will be exercisable only by the optionee (or the optionee's permitted transferee) or his or her guardian or legal representative.

FEDERAL INCOME TAX CONSEQUENCES

     General. The following summary of certain federal income tax consequences of the receipt and exercise of stock options granted by the Company is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of stock options under state and/or local tax laws, and such tax laws may not correspond to the federal tax treatment described herein.

     Stock options granted under the 1996 Director Plan are not subject to the provisions of ERISA and are not qualified under Section 401(a) of the Code.

     Nonqualified Stock Options. In general, there are no tax consequences to the optionee or to the Company on the grant of a stock option which does not qualify as an incentive stock option (a "nonqualified stock option"). Upon the exercise of a nonqualified stock option with cash, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the shares as of the exercise date over the purchase price paid for such shares, and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. Upon a subsequent disposition of the shares received under a nonqualified stock option, the difference between the amount realized on such disposition and the fair market value of the shares on the date of exercise generally will be treated as a capital gain or loss. If the option price is paid in whole or in part in shares of the Company's stock, no income, gain or loss is recognized on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, is generally treated as compensation received on the date of exercise.

     Under regulations that generally apply on and after May 1, 1991, optionees subject to the Section 16(b) insider trading rules generally are subject to the same tax consequences with respect to a nonqualified stock option as any other optionee unless the exercise of the option occurs within six months after the date of grant. In such case, unless the optionee makes an affirmative election under Code Section 83(b), the date on which the optionee recognizes ordinary income with respect to such option will be delayed until the date which is six months after the date of grant of the option (or such earlier date on which the optionee no longer is subject to suit under the Section 16(b) insider trading rules) and the amount of such ordinary income will be the excess of the fair market value of the stock at that time over the purchase price paid for such stock.

     Under the 1996 Director Plan, a change in control of the Company will result in the accelerated vesting of stock options. The acceleration of the exercise date of a stock option, in certain circumstances, may result in (i) a 20% federal excise tax (in addition to federal income tax) to the optionee on certain amounts associated with the stock option and (ii) the loss of the compensation deduction which would otherwise be allowable to the Company.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock represented in person or by proxy at the Meeting and entitled to vote on this proposal will be required to adopt the 1996 Director Plan. The Board of Directors unanimously recommends voting "FOR" adoption of the 1996 Director Plan.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP ("Ernst & Young"), independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 1996 and recommends that the stockholders vote "FOR" ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Ernst & Young's representatives are expected to be present at the Meeting, to have the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                                 ANNUAL REPORTS

     The Company's 1996 Annual Report to Stockholders has been mailed to stockholders concurrently with this Proxy Statement, but such report is not incorporated herein and is not deemed to be a part of this Proxy Statement.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY, STEVEN C. BURKE, AT QUIDEL CORPORATION, 10165 MCKELLAR COURT, SAN DIEGO, CALIFORNIA 92121.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

     Stockholders who wish to include proposals for action at the Company's 1997 Annual Meeting of Stockholders in next year's proxy statement and proxy must cause their proposals to be received in writing by the Company's Secretary at the address set forth on the first page of this Proxy Statement no later than February 28, 1997.

     Stockholders who do not present proposals for inclusion in the Proxy Statement but who still intend to submit a proposal at the 1996 Annual Meeting must, in accordance with the Company's Bylaws, provide timely notice of the matter to the Secretary of the Company. To be timely, written notice must be received by the Secretary no less than 60 days nor more than 90 days prior to the annual meeting. If less than 60 days' notice or prior public disclosure of the date of the scheduled annual meeting is given, then notice of the proposed business matter must be received by the Secretary not later than the close of business on the tenth day following the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. Any notice to the Secretary must include as to each matter the stockholder proposes to bring before the meeting: (a) a brief description of the proposal desired to be brought before the meeting and the reason for conducting such business at the annual meeting, (b) the stockholders name and address, as they appear on the Company's books, (c) the class and number of shares of the Company which are beneficially owned by the stockholder,
(d) any material interest of the stockholder in such business and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act in his or her capacity as a proponent of the stockholder proposal.

                                 OTHER BUSINESS

     The Company knows of no other matters to be submitted to the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

San Diego, California
June 28, 1996

     STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES ON, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                               QUIDEL CORPORATION
                     (FORMERLY MONOCLONAL ANTIBODIES, INC.)

                         1990 EMPLOYEE STOCK OPTION PLAN
                         (AS AMENDED THROUGH JULY 1996)


         1. Purposes of the Plan. The purposes of this 1990 Employee Stock Option Plan are to attract and retain qualified personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock appreciation rights ("SARs"), incentive stock rights, and stock purchase rights may also be granted under the Plan.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                  (d) "Common Stock" means the Common Stock of the Company.

                  (e) "Company" means Quidel Corporation, a Delaware corporation.

                  (f) "Committee" means any Committee, if any, appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan.

                  (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, provided the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                  (h) "Continuous Status as an Employee or Consultant" means the absence of any interruption or termination of the employment or consulting relationship by the Company or any Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time and distributed in writing to employees generally; or
(iv) in the case of transfers between locations of the Company or between the Company its Subsidiaries or its successor.

                  (i) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (j) "Employee" means any person, including officers, directors, employed by the Company or any Subsidiary. The payment of directors' fees by the Company shall not be sufficient to constitute "employment" by the Company.

                  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Common Stock is quoted on the NASDAQ
System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the date of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable, or;

                           (iii) In the absence of an established market for
the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (m) "Incentive Stock Option" means an option that satisfies the provisions of Section 422 of the Code.

                  (n) "Incentive Stock Right" means an award under Section 7 below that is payable in cash or in shares of Common Stock on such terms and conditions as the Administrator may deem appropriate.

                  (o) "Nonstatutory Stock Option" means an option that is not an Incentive Stock Option.

                  (p) "Option" means an Option granted pursuant to the Plan.

                  (q) "Optioned Stock" means the Common Stock subject to Option or Right.

                  (r) "Optionee" means an Employee or Consultant who receives an Option or Right.

                  (s) "Parent" corporation shall have the meaning defined in
Section 424(e) of the Code.

                  (t) "Performance-Based Compensation" means performance-based compensation as described in Section 162(m) of the Code and the regulations thereunder. If the amount of compensation an Employee will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Committee, in order to qualify an Award as performance-based compensation under Section 162(m) of the Code and the regulations thereunder, can condition the grant, award, vesting, or exercisability of such an award on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (i) cash flow,
(ii) earnings per share (including earnings before interest, taxes, and amortization), (iii) return on equity, (iv) total stockholder return, (v) return on capital, (vi) return on assets or net assets, (vii) income or net income,
(viii) operating margin, (ix) return on operating revenue, and (x) any other similar performance criteria contemplated by the regulations under Section 162(m).

                  (u) "Plan" means this 1990 Employee Stock Plan.

                  (v) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 9 below.

                  (w) "Right" means and includes Incentive Stock Rights, and Stock Purchase Rights granted pursuant to the Plan.

                  (x) "SAR" means a stock appreciation right granted pursuant to
Section 8 below.

                  (y) "Share" means the Common stock, as adjusted in accordance with Section 12 of the Plan.

                  (z) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 9.

                  (aa) "Subsidiary" corporation shall have the meaning in
Section 424(f) of the Code.

         In addition, the terms "Rule 16b-3" and "Applicable Laws"; the term "Incentive Period"; the terms "Insiders," "waiting period" and Shareholder"; the term "Tax Date"; and the terms "Change of Control" and "Change of Control Price" shall have the meanings set forth, respectively, in Sections 4, 7, 8, 10 and 12 below.

         3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the total number of Shares reserved and available for distribution pursuant to awards made under the Plan shall be 2,500,000. The Shares may be authorized, but unissued or reacquired Common Stock.

         If an Option or Right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for other Options or Rights under the Plan.

         4. Administration of the Plan.

                  (a) Procedure.

                           (i) Administration With Respect to Directors and
Officers. With respect to grants of Options or Rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. In addition, if awards under the Plan are to be made to persons subject to Section 162(m) of the Code and such awards are intended to constitute Performance-Based Compensation, then each of the Committee's members shall also be an "outside director," as such term is defined in the regulations under Section 162(m) of the Code. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder a discretionary plan.

                           (ii) Administration With Respect to Consultants and
Other Employees. With respect to grants of Options or Rights to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Delaware corporate law and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                           (iii) Multiple Administrative Bodies. If permitted by
Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers, and Employees who are neither directors nor officers and Consultants who are not directors.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value of the Common
Stock, in accordance with Section 2(k) of the Plan;

                           (ii) to select the officers, Consultants and
Employees to whom options and Rights may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent options
and Rights or any combination thereof, are granted hereunder;

                           (iv) to determine the number of shares of Common
Stock to be covered by each such award granted hereunder;

                           (v) to approve forms of agreement for use under the
Plan.

                           (vi) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine in its sole discretion);

                           (vii) to determine whether and under what
circumstances an option may be settled in cash under subsection 8(a)(viii) instead of Common Stock;

                           (viii) to determine whether, to what extent and under
what circumstances Common stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

                           (ix) to reduce the exercise price of any Option to
the then current Fair Market Value if the Fair Market Value to the Common Stock covered by such option shall have declined since the date the option was granted; and

                           (x) to determine the terms and restrictions
applicable to options and Rights and any Restricted Stock acquired pursuant to Rights.

         Notwithstanding any other provision of this Plan, no Employee shall be granted awards with respect to more than 200,000 shares of Common Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this paragraph shall be subject to adjustment as provided in Section 12, but only to the extent such adjustment would not affect the status of compensation attributable to awards hereunder as Performance-Based Compensation.

                  (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding.

         5. Eligibility. Nonstatutory Stock options and Rights may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee who has been granted an option or Right may, if he or she is otherwise eligible, be granted additional Options or Rights. Each option shall be evidenced by a written option agreement, which shall expressly identify the options as Incentive Stock Options or as Nonstatutory Stock Options and which shall be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may, at any time or from time to time, authorize the

Company, with the consent of the respective recipients, to issue options in exchange for the surrender and cancellation of any or all outstanding Options, other options, or Rights.

                  Neither the Plan nor any Option or Right agreement shall confer upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment at any time.

        6. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 18. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 14 of the Plan.

         7. Incentive Stock Rights.

                  (a) Procedure. The Administrator, in its discretion, may grant to eligible participants Incentive Stock Rights composed of incentive stock units. Incentive Stock Rights shall be and evidenced by Incentive Stock Right agreements in such form and not inconsistent with the Plan as the Administrator shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

                           (i) Incentive Stock Units. An Incentive Stock Right
agreement shall specify the number of incentive stock units to which it pertains. Each incentive stock unit shall be equivalent to one Share, and shall entitle the holder to receive, without payment of cash to the Company, one Share or, in the discretion of the Administrator, the cash equivalent of one Share, in consideration for services performed for the Company or for its benefit by the person receiving the Right subject to the lapse of the Incentive Periods (hereinafter defined). An incentive stock unit that becomes payable may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Administrator.

                           (ii) Incentive Period. The holder of Incentive Stock
Rights shall be entitled to receive Shares only after the lapse of such periods of time, and in such manner, as shall be fixed by the Administrator at the time of grant of Incentive Stock Rights. (Such period or periods so fixed is or are herein referred to as an "Incentive Period" or "Incentive Periods.") To the extent the holder of Incentive Stock Rights receives Shares on the lapse of an Incentive Period, an equivalent number of incentive stock units subject to such Rights shall be deemed to have been discharged.

                           (iii) Termination of Status as Employee or Consultant
by Reason of Death or Disability. In the event that any person to whom Incentive Stock Rights have been issued under the Plan terminates his or her employment or consulting relationship (as the case may be) due to death or Disability, each Incentive Period established pursuant to subsection 7(a)(ii) shall lapse on the date of such termination as to the number of full incentive stock units determined by multiplying the total number of incentive stock units applicable to such Incentive Period by a fraction, the numerator of which shall be the number of full calendar months between the date of grant of the Incentive Stock Rights and the date of such termination and the denominator of which shall be the number of full calendar months between the date of grant of the Incentive Stock Rights and the date such Incentive Period for such units would, but for such termination, have lapsed. Units for which the Incentive Period does not lapse pursuant to the foregoing sentence shall terminate on the termination date of employment.

                           (iv) Termination of Status as Employee or Consultant
for any Other Reason. In the event that any person to whom Incentive Stock Rights have been issued under the Plan terminates his or her employment or consulting relationship (as the case may be) for any reason (including dismissal by the Company with or without cause), other than death or Disability, such Rights as to which the Incentive Period has not lapsed shall terminate on termination of employment or consulting relationship (as the case may be).

                           (v) Issuance of Shares. With respect to Incentive
Stock Rights payable in Shares, upon the lapse of an Incentive Period, the Company shall deliver to such person a certificate or certificates for a number of Shares equal to the number of incentive stock units as to which an Incentive Period has lapsed.

                  (b) Dividend Equivalents. The holder of an Incentive Stock Right shall be entitled to receive from the Company cash payments at the same time and in the same amounts that the holder of record of a number of Shares equal to the number of incentive stock units covered by such Right would be entitled to receive as dividends on such Shares. Such right to cash payment on an incentive stock unit shall apply to all dividends the record date for which occurs at any time during the period commencing on the date the Incentive Stock Right is granted and ending on the date that the holder of such Right becomes a shareholder of record with respect to such Right as a result of the lapse of an Incentive Period or the date the Incentive Stock Right otherwise terminates, whichever occurs first.

         8. Options and SARs.

                  (a) Options. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a written Option agreement which shall expressly identify the options as Incentive Stock Options or as Nonstatutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue Options or Options in exchange for the surrender and cancellation of any or all outstanding Options or Rights.

                  To the extent that the aggregate Fair Market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                  Option agreements shall contain the following terms and conditions:

                           (i) Option Price; Number of Shares. The per Share
exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator, but shall in no event be less than 85% of the Fair Market Value of Common Stock, determined as of the date of grant of the Option. In the event that the Administrator shall reduce the exercise price, the exercise price shall be no less than 85% of the Fair Market Value as of the date of that reduction.

                           The Option agreement shall specify the number of to
which it pertains.

                           (ii) Waiting Period and Exercise Dates. At the time
an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. (Any such period is referred to herein as the "waiting period.") At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be less than the waiting period, if any, nor, in the case of an Incentive Stock Option, more than ten (10) years, from the date of grant.

                           (iii) Form of Payment. The consideration to be paid
the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,
(7) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

                           (iv) Termination of Employment or Consulting
Relationship. If an Optionee's Continuous Status as an Employee or Consultant shall terminate (other than termination by reason of the Optionee's death), the Optionee may, but only within thirty (30) days (or such other period of time not exceeding six (6) months (three (3) months in the case of an Incentive Stock Option) as is determined by the Administrator at the time of grant) after the date of such termination, exercise his or her Option to the extent that it was exercisable at the date of such termination.

                           (v) Special Incentive Stock Option Provisions. In
addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                                    (1) Exercise Price. The per share exercise
price of an Incentive Stock Option shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                                    (2) Dollar Limitation. To the extent that
the aggregate Fair Market Value of (i) the Shares with respect to which Options designated as Incentive Stock Options plus (ii) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (i) Options shall be taken into account in the order in which they were granted, and (ii) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

                                    (3) 10% Shareholder. If any Optionee to whom
an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "10% Shareholder"), then the following special provisions shall be applicable to the Option granted to such individual:

                                             (A) The per Share Option price of
Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

                                             (B) The Option shall not have a
term in excess of five (5) years from the date of grant.

Except as modified by the preceding provisions of this subsection 8(a)(v) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

                           (vi) Other Provisions. Each Option granted under
the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

                           (vii) Buyout Provisions. The Administrator may at any
time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

                  (b) SARs.

                           (i) In Connection with Options. At the sole
discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

                                    (1) The SAR shall entitle the Optionee to
exercise the SAR by surrendering to the Company unexercised a portion of the related Option. The Optionee shall receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the SAR of the Common stock covered by the surrendered portion of the related Option over (y) the exercise price of the Common stock covered by the surrendered portion of the related Option. Notwithstanding the foregoing, the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR or SARs; provided, however, that such limit shall not restrict the exercisability of the related Option.

                                    (2) When an SAR is exercised, the related
Option, to the extent surrendered, shall cease to be exercisable.

                                    (3) An SAR shall be exercisable only when
and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

                                    (4) An SAR may only be exercised at a time
when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

                           (ii) Independent of Options. At the sole discretion
of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

                                    (1) The SAR shall entitle the Optionee, by
exercising the SAR, to receive from the Company an amount equal to the excess of
(x) the Fair Market Value of the Common Stock covered by exercised portion of the SAR, as of the date of such exercise, over (y) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR or SARs.

                                    (2) SARs shall be exercisable, in whole or
in part, at such times as the Administrator shall specify in the Optionee's SAR agreement.

                           (iii) Form of Payment. The Company's obligation
arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator in its sole discretion may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

                           (iv) Section 16 Restrictions. SARs granted to persons
who are subject to Section 16 of the Exchange Act ("Insiders") shall be subject to any additional restrictions applicable to SARs granted to such persons in compliance with Rule 16b-3. An Insider may only exercise an SAR during such time or times as are permitted by Rule 16b-3.

                  (c) Method of Exercise.

                           (i) Procedure for Exercise; Rights as a Shareholder.
Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

                                    An Option may not be exercised for a
fraction of a Share.

                                    An Option or SAR shall be deemed to be
exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 8(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

                           (ii) Rule 16b-3. Options and SARs granted to Insiders
must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                           (iii) Termination of Employment or Consulting
Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant (other than upon the Optionee's death), the Optionee may, but only within thirty (30) days (or such other period of time not exceeding six (6) months (three (3) months in the case of an Incentive Stock Option) as is determined by the Administrator at the time of grant) after the date of such termination, exercise his or her Option or SAR to the extent that it was exercisable at the date of such termination. Notwithstanding the foregoing, in no event may an Incentive Stock Option be exercised more than ten years from the date of grant (five years in the case of an Incentive Stock Option granted to a 10% Shareholder).

                           (iv) Disability of Optionee. Notwithstanding the
provisions of Section 8(c)(iii) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of the Optionee's Disability, the Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, in no event may an Incentive Stock Option be exercised more than ten years from the date of grant (five years in the case of an Incentive Stock Option granted to a 10% Shareholder).

                           (v) Death of Optionee. In the event of an Optionee's
death, the Option or SAR may be exercised at any time within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death. Notwithstanding the foregoing, in no event may an Incentive Stock Option be exercised more than ten years from the date of grant (five years in the case of an Incentive Stock Option granted to a 10% Shareholder).

         9. Stock Purchase Rights.

                  (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

                  (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

                  (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

                  (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

         10. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section 10. When an Optionee incurs tax liability in connection with the an Option or Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

                  (c) all elections shall be subject to the consent or disapproval of the Administrator;

                  (d) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         11. Non-Transferability of Options. Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12. Adjustments Upon Changes in Capitalization or Merger.

                  (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and Right, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per Share covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the aggregate number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option or Right.

                           In the event of the proposed dissolution or
liquidation of the Company, all outstanding Options and Rights will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option or Right as to all or any part of the Optioned Stock or Right, including Shares as to which the Option or Right, would not otherwise be exercisable.

                           Subject to the provisions of paragraph (b) hereof, in
the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option and Right shall be assumed or an equivalent option or Right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option or Right as to all of the Optioned Stock, including Shares as to which the Option or right would not otherwise be exercisable. If the Board makes an Option or Right fully exercisable in lieu of assumption or substitution in the event of a merger or dale of assets, the Company shall notify the Optionee that the Option or Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For purposes of this paragraph, an Option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the Option confers the right to purchase, for each Share of Optioned stock subject to the Option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common stock for each share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders if a majority of the outstanding Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely Common Stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the Option to be solely Common Stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common stock in the sale of assets or merger.

                  (b) In the event of a "Change in Control" of the Company, as defined in paragraph (c) below, unless otherwise determined by the Board prior to the occurrence of such Change in Control, the following acceleration and valuation provisions shall apply:

                           (1) Any Options and Rights outstanding as of the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested; and

                           (2) The value of all outstanding Options and Rights shall, unless otherwise determined by the Board at or after grant, be cashed out at the Change in Control Price. The cash out proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise Option or Right by bequest or inheritance.

                  (c) Definition of "Change in Control". For purposes of this
Section 12, a "Change in Control" means the happening of any of the following:

                           (i) When any "person," as such term is used in
Sections 13(d) and 14(d) of the Securities Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                           (ii) The occurrence of a transaction requiring
shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

                  (d) Change in Control Price. For purposes of this Section 12, "Change in Control Price" shall be, as determined by the Board, (i) the highest closing sale price of a Share of the Common

Stock as reported by the NASDAQ System and, if applicable, as appearing in the Wall Street Journal (or, in the event the Common Stock is listed on a stock exchange, the highest closing price on such exchange as reported on the Composite Transaction Reporting System), at any time within the 60 day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid or offered, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period.

         13. Time of Granting Options and Rights. The date of grant of an Option or Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Right. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Right is so granted within a reasonable time after the date of such grant.

         14. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the exchange Act or under Section of the Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Rights already granted and such Options and Rights shall remain in full force and effect as if this Plan had not been amended or terminated.

         15. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option or the issuance of Shares on exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the non- issuance or sale of such Shares to which such requisite authority shall not have been obtained.

         17. Agreements. Options and Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted provided in Section 6. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

         19. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access equivalent information.

                               QUIDEL CORPORATION

                  1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                                    ARTICLE I
                                     GENERAL

         1.1 ADOPTION. This 1996 Non-Employee Directors Stock Option Plan (the "PLAN") has been adopted by the Board of Directors (the "BOARD") and approved by the stockholders of Quidel Corporation, a Delaware corporation (the "COMPANY"), effective as of the date of stockholder approval (the "EFFECTIVE DATE"), to promote the interests of the Company and its stockholders by using investment interests in the Company to attract and retain highly qualified independent directors.

         1.2 ADMINISTRATION. The Plan shall be administered by the Company, which, subject to the express provisions of the Plan, shall have the power to construe the Plan and any agreements or memoranda defining the rights and obligations of the Company and option recipients, to determine all questions arising thereunder, to adopt and amend such rules and regulations for the administration thereof as it may deem desirable, and otherwise to carry out the terms of the Plan and such agreements or memoranda. The interpretation and construction by the administrator of any provisions of the Plan or of any option granted under the Plan shall be final. Notwithstanding the foregoing, the administrator shall have no authority or discretion as to the selection of persons eligible to receive options granted under the Plan, the number of shares covered by options granted under the Plan, the timing of such grants, or the exercise price of options granted under the Plan, which matters are specifically governed by the provisions of the Plan.

         1.3 ELIGIBLE DIRECTORS. Only Eligible Directors of the Company shall be eligible to receive option grants under the Plan. For purposes of the Plan, "ELIGIBLE DIRECTOR" means (a) those persons who are elected or re-elected to the Board at the 1996 Annual Meeting of Stockholders of the Company and (b) any additional persons who are thereafter elected or appointed to the Board; provided, however, that in no event shall any person who is, or was during the preceding 12 months, an employee of the Company or any subsidiary thereof be an Eligible Director.

         1.4 SHARES OF COMMON STOCK SUBJECT TO THE PLAN. The shares that may be issued upon exercise of options granted under the Plan shall be authorized and unissued shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), previously issued shares of Common Stock reacquired by the Company, and unused option shares pursuant to Section 2.5. The aggregate number of shares that may be issued upon exercise of options granted under the Plan shall not exceed 400,000 shares of Common Stock, subject to adjustment in accordance with Article III.

         1.5 AMENDMENTS. The Board may, insofar as permitted by law, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever (including, without limitation, decreasing the number of shares for which options may be granted to new optionees under the Plan), and the Plan as so revised or amended will govern all options thereunder, including those granted before such revision or amendment, except that no such amendment shall alter, impair or diminish in any material respect any rights or obligations under any option theretofore granted under the Plan without the consent of the person to whom such option was granted. In addition, if an amendment to the Plan would increase the number of shares subject to the Plan (as adjusted under Article III), increase the number of shares for which an option or options may be granted to any optionee (as adjusted under Article III), change the class of persons eligible to receive options under the Plan, provide for the grant of options having an exercise price per option share less than the exercise price specified in the Plan, extend the final date upon which options may be granted under the Plan, otherwise materially increase the benefits accruing to participants in a manner not specifically contemplated herein, or affect the Plan's compliance with Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules promulgated thereunder, the amendment shall be subject to approval by the Company's stockholders if and to the extent the administrator determines that it is necessary to obtain such stockholder approval for purposes of keeping available the benefits of Rule 16b-3 under the Exchange Act ("RULE 16b-3"). Under no circumstances may the provisions of the Plan that provide for the amounts, price, and timing of option grants be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. The Plan is intended to qualify as a formula plan under Rule 16b-3, but not to impose restrictions included in the Plan for purposes of compliance with Rule 16b-3 if those restrictions become unnecessary for compliance with Rule 16b-3. Accordingly, notwithstanding the foregoing, the administrator may administer and amend the Plan to comply with or take advantage of changes in the rules (or interpretations thereof) promulgated by the Securities and Exchange Commission (the "COMMISSION") or its staff under Section 16 of the Exchange Act, subject to the stockholder approval requirement described above.

         1.6 TERM OF PLAN. Options may be granted under the Plan until the earlier to occur of the tenth anniversary of the Effective Date or the date of a Change in Control, as defined in Section 3.2. In addition, no options may be granted during any suspension of the Plan or after its termination for any reason. Notwithstanding the foregoing, each option properly granted under the Plan shall remain in effect until such option has been exercised or terminated in accordance with its terms and the terms of the Plan.

        1.7 RESTRICTIONS. All options granted under the Plan shall be subject to the requirement that if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government or regulatory body or authority, is necessary or desirable as a condition of, or in connection with, the granting of such an option or the issuance, if any, or purchase of shares in connection therewith, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Unless the shares of Common Stock to be issued upon exercise of an option granted under the Plan have been effectively registered under the

Securities Act of 1933, as amended (the "SECURITIES ACT") as now in force or hereafter amended, the Company shall be under no obligation to issue any shares of Common Stock covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares of Common Stock issued to him or her pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Common Stock, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law or regulation, and that if shares of Common Stock are issued without such registration, a legend to this effect may be endorsed upon the securities so issued and the Company may order its transfer agent to stop transfer of such shares.

         1.8 NONASSIGNABILITY. No option granted under the Plan shall be assignable or transferable by the optionee except by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order, or, in the discretion of the administrator and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership, or as otherwise permitted by rule or interpretation of the Commission or its staff as an exception to the general proscription on transfer of derivative securities set forth in Rule 16b-3 (or any successor rule) under the Exchange Act or interpretation thereof. During the lifetime of the optionee, the option shall be exercisable only by the optionee (or the optionee's permitted transferee) or his or her guardian or legal representative.

         1.9 WITHHOLDING TAXES. Whenever shares of Common Stock are to be issued upon exercise of an option granted under the Plan, the administrator shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to such issuance. The administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of Common Stock or by withholding a portion of the Common Stock otherwise issuable upon exercise of an option.

         1.10 DEFINITION OF "FAIR MARKET VALUE." For purposes of the Plan, the "FAIR MARKET VALUE" of a share of Common Stock as of a particular date shall be as follows: (a) if the Common Stock is listed on an established stock exchange or exchanges (including for this purpose, The Nasdaq Stock Market), the closing price quoted on the last trading day prior to the date of grant, as published in The Wall Street Journal and determined by the administrator; or (b) if the Common Stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on the NASDAQ system on the last trading day prior to the date of grant (in the case of (a) or (b), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the Common Stock on the date an option is granted); or (c) if the Common Stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the administrator. The fair market value of rights or property other than Common Stock shall be determined by the administrator on the basis of such factors as it may deem appropriate.

         1.11 RIGHTS AS A STOCKHOLDER. An optionee or a permitted transferee of an option shall have no rights as a stockholder with respect to any shares issuable or issued upon exercise of the option until the date of the receipt by the Company of all amounts payable in connection with exercise of the option, including the exercise price and any amounts required pursuant to Section 1.9.

                                   ARTICLE II
                                  STOCK OPTIONS

         2.1 GRANTS OF OPTIONS. Each Eligible Director shall receive a one-time grant of an option to purchase up to 40,000 shares of Common Stock at an exercise price per share equal to the fair market value of the Common Stock on the date of grant, subject to (a) vesting as set forth in Section 2.2 and (b) adjustment as set forth in Article III. The date of grant for each option shall be (i) the Effective Date of the Plan for each Eligible Director who is elected or re-elected to the Board at the 1996 Annual Meeting of Stockholders of the Company or (ii) the date upon which any additional Eligible Director is thereafter elected or appointed to the Board, as applicable.

         2.2 VESTING. Options shall vest and become exercisable cumulatively to the extent of 6.25% for each full calendar quarter so long as the optionee remains a director of the Company. Notwithstanding the foregoing, options that have not vested and become exercisable at the time the optionee ceases to be a director of the Company shall terminate.

         2.3 EXERCISE. No option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. An option shall be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from or on behalf of the optionee, together with payment of the exercise price and any amounts required under Section 1.9. The option exercise price shall be payable upon the exercise of an option in (a) legal tender of the United States; (b) capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the option, duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the administrator (valued at fair market value as of the exercise date); (c) Common Stock retained by the Company from the Common Stock otherwise issuable upon exercise or surrender of vested and exercisable options previously granted to the recipient and being exercised (valued at fair market value as of the exercise date); or (d) such other consideration as the administrator may from time to time in the exercise of its discretion deem acceptable in any particular instance; provided, however, that the administrator may, in the exercise of its discretion, (i) allow exercise of an option in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) allow the Company to loan the exercise price to the person entitled to exercise the option, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the exercise price and amounts required pursuant to Section 1.9.

         2.4 OPTION AGREEMENTS OR MEMORANDA. Each option granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company and by the Eligible Director to whom such option is granted or, in the administrator's discretion, a confirming memorandum issued by the Company to the recipient, stating the number of shares of Common Stock issuable upon exercise of the option and the exercise price, and setting forth explicitly or by reference to the Plan the time during which the option is exercisable and the times at which the options vest and become exercisable. Such option agreements or confirming memoranda may, but need not, be identical and shall comply with and be subject to the terms and conditions of the Plan (a copy of which shall be provided to each option recipient and incorporated by reference into each option agreement or confirming memorandum). Any option agreement or confirming memorandum may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the administrator.

         2.5 TERM OF OPTIONS AND EFFECT OF TERMINATION. Notwithstanding any other provision of the Plan, no option granted under the Plan shall be exercisable after the expiration of ten years from the effective date of its grant. In the event that any outstanding option under the Plan expires by reason of lapse of time or is otherwise terminated without exercise for any reason, then the shares of Common Stock subject to such option that have not been issued upon exercise of the option shall again become available in the pool of shares of Common Stock for which options may be granted under the Plan. In the event that the recipient of any options granted under the Plan shall cease to be a director of the Company, and subject to Section 3.2, all options granted under the Plan to such recipient shall be exercisable, to the extent already exercisable at the date such recipient ceases to be a director and regardless of the reason the recipient ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms), and shall then terminate. In the event of the death of an optionee while such optionee is a director of the Company or within the period after termination of such status during which he or she is permitted to exercise an option, such option may be exercised by any person or persons designated by the optionee on a beneficiary designation form adopted by the administrator for such purpose or, if there is no effective beneficiary designation form on file with the Company, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his or her will or the applicable laws of descent and distribution.

                                   ARTICLE III
                             CORPORATE TRANSACTIONS

         3.1 ANTI-DILUTION ADJUSTMENTS. The number of shares of Common Stock available for issuance upon exercise of options granted under the Plan, the number of shares for which each option can be exercised, and the exercise price per share of options shall be appropriately and proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of capital stock of the Company effected without receipt of consideration by the Company. No fractional interests will be issued under the Plan resulting from any such adjustments.

         3.2 REORGANIZATIONS; MERGERS; CHANGES IN CONTROL. Subject to the other provisions of this Section, if the Company consummates any reorganization, merger or consolidation in which holders of shares of Common Stock are entitled to receive in respect of such shares any other consideration (including, without limitation, a different number of such shares), each option outstanding under the Plan shall thereafter be exercisable, in accordance with the Plan, only for the kind and amount of securities, cash and/or other property receivable upon such reorganization, merger or consolidation by a holder of the same number of shares of Common Stock as are subject to that option immediately prior to such reorganization, merger or consolidation, and any appropriate adjustments will be made to the exercise price thereof. In addition, if a Change in Control of the Company occurs, then notwithstanding the vesting provisions of Section 2.2 or anything else herein to the contrary, all shares of Common Stock evidenced by options granted under the Plan shall automatically vest and become exercisable immediately prior to such Change in Control if the optionee is a director of the Company at that time. For purposes hereof, a "CHANGE IN CONTROL" means the following and shall be deemed to occur if any of the following events occurs:

                  (a) Any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding the Company and its subsidiaries and any employee benefit or stock ownership plan of the Company or its subsidiaries and also excluding an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof (such person, entity or group being referred to herein as a "PERSON"), becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

                  (b) Individuals who, as of the Effective Date of the Plan, constitute the Board (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board, provided that any individual who becomes a director after the Effective Date whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any Person having the power to exercise, through beneficial ownership, voting agreement and/or proxy, 20% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

                  (c) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a reorganization or merger or consolidation of the Company with any other person, entity or corporation, other than

                           (i) a reorganization or merger or consolidation that
                  would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation), or

                           (ii) a reorganization or merger or consolidation
                  effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

                  (d) Approval by the stockholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

         3.3 DETERMINATION BY THE COMPANY. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the administrator, whose determination in that respect shall be final, binding and conclusive. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

                               QUIDEL CORPORATION
                     (FORMERLY MONOCLONAL ANTIBODIES, INC.)

                        1983 EMPLOYEE STOCK PURCHASE PLAN
                         (AS AMENDED THROUGH JULY 1996)

         The following constitute the provisions of the 1983 Employee Stock Purchase Plan (herein called the "Plan") of Quidel Corporation, a Delaware corporation (herein called the "Company").

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. Definitions.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the Common Stock, no par value, of the Company.

                  (d) "Company" shall mean Quidel Corporation, a Delaware corporation.

                  (e) "Compensation" shall mean all regular straight time earnings, payments or overtime, shift premium, incentive compensation, incentive payments, bonuses and commissions (except to the extent that the exclusion of any such items for all participants is specifically directed by the Board or its committee).

                  (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "Employee" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

                  (h) "Exercise Date" shall mean the last day of each offering period of the Plan.

                  (i) "Offering Date" shall mean the first day of each offering period of the Plan.

                  (j) "Plan" shall mean this Employee Stock Purchase Plan.

                  (k) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation flow exists or is hereafter organized or acquired by the Company or a Subsidiary.

         3. Eligibility.

                  (a) Any Employee as defined in paragraph 2 who shall be employed by the Company on the date his participation in the Plan is effective shall be eligible to participate in the Plan, subject to limitations imposed by
Section 423(b) of the Code.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 425(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by one offering during each six month period of the Plan, commencing on or about, and continuing thereafter until terminated in accordance with paragraph l9 hereof. The Board of Directors of the Company shall have the power to change the duration of offering periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning at the first offering period to be affected.

         5. Participation.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deduction on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible employees with respect to a given offering.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Offering Date and shall end on the Exercise Date of the offering to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 10.

         6. Payroll Deductions.

                  (a) At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the offering period in an amount not exceeding ten percent (10%) of the Compensation which he received on the payday immediately preceding the Offering Date, and the aggregate of such payroll deductions during the offering period shall not exceed ten percent (10%) of his aggregate Compensation during said offering period.

                  (b) All payroll deductions made by a participant shall be credited to his account under the Plan. A participant :nay not make any additional payments into such account.

                  (c) A participant may discontinue his participation in the Plan as provided in paragraph 10, or may lower, but not increase, the rate of his payroll deductions during the offering period by completing or filing with the Company a new authorization for payroll deduction. The change in rate shall be effective fifteen (15) days following the Company's receipt of the new authorization.

         7. Grant of Option.

                  (a) On the Offering Date of each six month offering period, each eligible Employee participating in the Plan shall be granted an option to purchase (at the per share option price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions to be accumulated during such offering period (not to exceed an amount equal to ten percent (10%) of his Compensation as of the date of the commencement of the applicable offering period) by eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, subject to the limitations set forth in Section 3(b) and 12 hereof. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein. Notwithstanding the foregoing, no employee shall be granted an option to purchase more than 5,000 shares of the Company's Common Stock during any six-month offering period.

                  (b) The option price per share of the shares offered in a given offering period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be the mean of the reported bid and asked prices for that date except that the fair market value on the Offering Date of the initial offering period shall be the initial public offering price.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his option for the purchase of shares will be exercised automatically on the Exercise Date of the offering period, and the maximum number of full shares subject to option will be purchased for him at the applicable option price with the accumulated payroll deductions in his account. If the total amount of payroll deductions for a participant during the offering period exceeds the purchase price of such shares as determined in Section 7(a), such excess amount will be refunded to the participant.

         9. Delivery. As promptly as practicable after the Exercise Date of each offering, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him of shares at the termination of each offering period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be returned to said participant.

         10. Withdrawal; Termination of Employment.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his account under the Plan at any time prior to the Exercise Date of the offering period by giving written notice to the Company. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal and his option for the current period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the offering period.

                  (b) Upon termination of the participant's employment prior to the Exercise Date of the offering period for any reason, including retirement or death, the payroll deductions credited to his account will be returned to him or, in the case of his death, to the person or persons entitled thereto under paragraph 14, and his option will be automatically terminated.

                  (c) in the event an Employee fails to remain in the continuous employ of the Company for at least twenty (20) hours per week during the offering period in which the employee is a participant, he will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his account will be returned to him and his option terminated.

                  (d) A participant's withdrawal from an offering will not have any effect upon his eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12. Stock.

                  (a) The maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be 500,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an offering period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

                  (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his spouse.

         13. Administration. The Plan shall be administered by the Board of Directors of the Company or a committee appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

                  (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

                  (b) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

         14. Designation of Beneficiary

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the offering period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the offering period.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees semi-annually promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

         18. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         19. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan. No such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant, nor may an amendment be made without prior approval of the shareholders of the Company if such amendment would:

                  (a) increase the number of shares that may be issued under the Plan;

                  (b) Permit payroll deductions at a rate in excess of ten percent (10%) of the participant1s Compensation;

                  (c) Modify the requirements concerning which employees (or class of employees) are eligible for participation in the Plan; or

                  (d) Materially increase the benefits which may accrue to participants under the Plan.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. If such share-holder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon, which approval shall be:

                  (a) (1) solicited substantially in accordance with Section 14(a) of the Securities Act of 1934, as amended (the "Act") and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Act at the time such information is furnished; and

                  (b) obtained at or prior to the first annual meeting of shareholders held subsequent to the first registration of Common Stock under
Section 12 of the Act.

         In the case of approval by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company.

         22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and war rant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

                               QUIDEL CORPORATION

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 30, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned Stockholder of QUIDEL CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting to be held on July 30, 1996 at 10:00 a.m., at the Company's offices located at 10165 McKellar Court, San Diego, California, and hereby appoints Steven T. Frankel and Steven C. Burke, and each of them, proxies and attorneys-in-fact, each with full power of substitution and revocation, and each with all powers that the undersigned would possess if personally present, to vote QUIDEL CORPORATION Common Stock held by the undersigned at such meeting and any postponements or adjournments of such meeting, as set forth on the reverse, and in their discretion upon any other business that may properly come before the meeting.


                 IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

A /X/ Please mark your
      votes as in this
      example.



         FOR all nominees    WITHHOLD authority
         listed at right      to vote for all       Nominees:
           (except as         nominees listed
           indicated)            to right
PROPOSAL 1.                                         Steven T. Frankel
ELECTION OF                                         Thomas A. Glaze
DIRECTORS       /  /               /  /             John D. Diekman, Ph.D.
                                                    Richard C.E. Morgan
                                                    Mary Lake Polan, M.D. Ph.D.
                                                    Faye Wattleton
                                                    Roger F. Greaves
If you wish to withhold authority to                Rockell N. Hankin
vote for any nominee, strike a line                 Margaret G. McGlynn, R.Ph.
through that nominee's name listed
at right.

____________________________________


                                                  FOR      AGAINST    ABSTAIN
PROPOSAL 2. To approve an amendment to the
Company's 1983 Employee Stock Purchase Plan
to increase by 100,000 shares (subject to
anti-dilution adjustments specified in the       /  /       /  /       /  /
plan) the total number of shares of the
Company's Common Stock reserved for
issuance under the plan.

PROPOSAL 3. To approve an amendment to the
Company's 1990 Employee Stock Option Plan
to increase by 750,000 shares (subject to
anti-dilution adjustments specified in the
plan) the total number of shares of the
Company's Common Stock reserved for
issuance under the plan, and to specify          /  /       /  /       /  /
the material terms of the performance
goals under which awards may be granted
under the plan in compliance with Section
162(m) of the Internal Revenue Code.

PROPOSAL 4. To approve the adoption of the
Quidel Corporation 1996 Non-Employee
Directors Stock Option Plan, under which
eligible non-employee directors of the
Company will receive a one-time grant of
an option to purchase up to 40,000
shares of the Company's Common Stock.
The plan will authorize and reserve for          /  /       /  /       /  /
issuance 400,000 shares of the Company's
Common Stock (subject to anti-dilution
adjustments specified in the plan) for
issuance under the plan.

PROPOSAL 5. To ratify the selection of
Ernst & Young LLP as the independent
auditors for the Company for the fiscal          /  /       /  /       /  /
year ending March 31, 1997.


PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD



Signature(s): ______________________________________  Date: _______________

NOTE: This Proxy should be dated, signed by the stockholder(s) exactly as his or her name(s) appear hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.